UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

FIRST CITIZENS BANC

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIRST CITIZENS BANC CORP.

100 East Water Street, P. O. Box 5016

Sandusky, Ohio 44870

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 15, 2014

TO OUR SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of First Citizens Banc Corp. (the “Corporation”) will be held at the Cedar Point Center Facility, BGSU Firelands College, One University Drive, Huron, Ohio 44839, on Tuesday, April 15, 2014, at 10:00 a.m., E.D.T., for the following purposes:

1.	To elect seven (7) Directors to serve one-year terms expiring in 2015.

2.	To approve the proposed fees for non-employee Directors for 2014.

3.	To consider and vote upon a non-binding advisory resolution to approve the compensation of the Corporation’s named executive officers as disclosed in the accompanying proxy statement.

4.	To consider and vote upon a proposal to approve the First Citizens Banc Corp. 2014 Incentive Plan.

5.	To ratify the appointment of S. R. Snodgrass, P.C. as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2014.

6.	To consider and act upon any other matter which may properly be brought before the meeting or any adjournment thereof.

Only those holders of record of common shares of the Corporation at the close of business on February 18, 2014, will be entitled to notice of and to vote at the Annual Meeting.

Included with this Notice are the Corporation’s Proxy Statement for the Annual Meeting, a form of proxy card and the Corporation’s 2013 Annual Report to Shareholders. The proxy solicitation materials for the Annual Meeting are being sent by mail to shareholders on or about March 14, 2014.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 15, 2014: The Corporation’s Proxy Statement for the Annual Meeting, a sample of the form of proxy card to be sent to shareholders by the Corporation and the Corporation’s 2013 Annual Report to Shareholders are available at www.proxydocs.com/fcza.

You are cordially invited to attend the Annual Meeting. Your vote is very important, regardless of the number of common shares you own. Whether or not you plan to attend the Annual Meeting in person, it is important that your common shares be represented. Please sign, date and return your proxy card as soon as possible. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. Alternatively, if your common shares are registered directly with the Corporation’s transfer agent, Illinois Stock Transfer Company (“IST”), you may vote electronically via the Internet or by using the toll-free telephone number given on the form of proxy. If you are a holder of record, you also may cast your vote in person at the Annual Meeting.

To obtain directions to attend the Annual Meeting and vote in person, please call Amy Grant at 419-627-4667.

By Order of the Board of Directors

James E. McGookey, Secretary
First Citizens Banc Corp.

March 14, 2014

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FIRST CITIZENS BANC CORP.

100 East Water Street, P. O. Box 5016

Sandusky, Ohio 44870

(419) 625-4121

www.fcza.com

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 15, 2014

INTRODUCTION

We are sending this Proxy Statement and the enclosed proxy card to you as a shareholder of First Citizens Banc Corp. (the “Corporation”) in connection with the solicitation of proxies for the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, April 15, 2014, at 10:00 a.m., E.D.T., at the Cedar Point Center Facility, BGSU Firelands College, One University Drive, Huron, Ohio 44839. The Corporation’s Board of Directors is soliciting proxies for use at the Annual Meeting, or any adjournment thereof. The proxy solicitation materials for the Annual Meeting are being sent by mail to shareholders on or about March 14, 2014.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following:

1.	The election of seven (7) Directors to serve one-year terms expiring in 2015.

2.	To approve the proposed fees for non-employee Directors for 2014.

3.	To consider and vote upon a non-binding advisory resolution to approve the compensation of the Corporation’s named executive officers as disclosed in the accompanying proxy statement.

4.	To consider and vote upon a proposal to approve the First Citizens Banc Corp. 2014 Incentive Plan.

5.	To ratify the appointment of S. R. Snodgrass, P.C. as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2014.

6.	Any other matter which may properly be brought before the Annual Meeting or any adjournment thereof. The Corporation’s Board of Directors is not aware of any other business to come before the Annual Meeting.

VOTING INFORMATION

Who can vote?

Only holders of record of the Corporation’s common shares as of the close of business on February 18, 2014, the record date for determination of the shareholders entitled to vote at the Annual Meeting, will be entitled to vote at the Annual Meeting. At the close of business on February 18, 2014, there were 7,707,917 common shares of the Corporation outstanding and 7,652,827 common shares entitled to vote. (As of the record date, the individuals entitled to the remaining shares had not exchanged stock in an acquired company for common shares of the Corporation.) The common shares are the only class of stock of the Corporation presently outstanding and entitled to vote at the Annual Meeting. A majority of the outstanding common shares of the Corporation represented in person or by proxy will constitute a quorum at the Annual Meeting.

How do I vote?

If you were the record holder of common shares of the Corporation as of February 18, 2014, you may vote in person by attending the Annual Meeting or, to ensure that your common shares are represented at the Annual Meeting, you may vote your common shares by signing and returning the enclosed proxy card in the postage-paid envelope provided.

Shareholders whose common shares of the Corporation are registered directly with the Corporation’s transfer agent, IST, may also vote electronically via the Internet or by using the toll-free telephone number given on the enclosed proxy card. The deadline for transmitting voting instructions electronically via the Internet or telephonically is 11:59 p.m., E.D.T., on April 14, 2014. The Internet and telephone voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by those shareholders.

How do I vote if my common shares are held in “street name”?

If you hold your common shares in “street name” with a broker, a financial institution or other nominee, then that entity is considered the shareholder of record for voting purposes and should give you instructions for voting your common shares. As a beneficial owner, you have the right to direct the record holder on how to vote the common shares held in your account. If you hold your common shares in “street name,” you may be eligible to appoint your proxy electronically via the Internet or telephonically and may incur costs associated with the electronic access or telephone usage.

If you hold your common shares in “street name” and wish to attend the Annual Meeting and vote in person, you must bring documentation from your broker, financial institution or other nominee authorizing you to vote on behalf of such record holder. The documentation must show that you were the direct or indirect beneficial owner of the common shares on February 18, 2014, the record date for voting at the Annual Meeting.

May I exercise cumulative voting rights?

Under the General Corporation Law of the State of Ohio, each shareholder will have cumulative voting rights in the election of Directors at the Annual Meeting if any shareholder gives written notice to the President, Secretary or any Vice President of the Corporation (not less than forty-eight hours before the meeting if at least ten days notice of the meeting has been given) that the shareholder desires to cumulate votes in the election of Directors. Cumulative voting allows each shareholder to multiply the number of shares that he or she may be entitled to vote by the total number of Directors to be elected and to cast the entire number of such votes for one candidate or to distribute them among any two or more candidates. If a shareholder properly requests cumulative voting, the persons named in the accompanying proxy card intend to vote the proxies they receive cumulatively by allocating the votes among the nominees for Director as they deem best.

With respect to all other matters submitted to a vote at the Annual Meeting, each shareholder will be entitled to one vote for each common share of the Corporation held on February 18, 2014.

How will my common shares be voted?

Those common shares represented by properly executed proxy cards that are received prior to the Annual Meeting, or by properly authenticated Internet or telephone votes that are submitted prior to the deadline for doing so, and not subsequently revoked, will be voted in accordance with your instructions by your proxies. If you submit a valid proxy card prior to the Annual Meeting, or timely submit your proxy via the Internet or by telephone, but do not provide voting instructions, your proxies will vote your common shares as recommended by the Board of Directors, except in the case of broker non-votes where applicable, as follows:

•	“FOR” the election as Directors of the Corporation of the seven (7) nominees listed under the heading “PROPOSAL 1 – ELECTION OF DIRECTORS”;

•	“FOR” the approval of the proposed fees for non-employee directors for 2014;

•	“FOR” the non-binding advisory resolution to approve the compensation of the Corporation’s named executive officers as disclosed in this Proxy Statement;

•	“FOR” the approval of the First Citizens Banc Corp. 2014 Incentive Plan; and

•	“FOR” the ratification of the appointment of S. R. Snodgrass, P.C. as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2014.

No appraisal or dissenters’ rights exist for any action proposed to be taken at the Annual Meeting. If any other matters are properly presented for voting at the Annual Meeting, the persons appointed as proxies will vote on those matters, to the extent permitted by applicable law, in accordance with their best judgment.

Can the proxy materials be accessed electronically?

The Corporation’s Proxy Statement for the Annual Meeting, a sample of the form of proxy card and the Corporation’s 2013 Annual Report to Shareholders are available on the Internet at www.proxydocs.com/fcza.

How do I change or revoke my proxy?

Shareholders who submit proxies retain the right to revoke them at any time before they are exercised. Unless revoked, the common shares represented by such proxies will be voted at the Annual Meeting and any adjournment thereof. You may revoke your proxy at any time before a vote is taken at the Annual Meeting by:

•	filing a written notice of revocation with the Secretary of First Citizens, at 100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870;

•	executing and returning a later-dated proxy card or submitting a later-dated vote through the Internet or by telephone; or

•	attending the Annual Meeting and giving notice of revocation in person.

Attendance at the Annual Meeting will not, by itself, revoke your proxy.

The last-dated proxy you submit (by any means) will supersede any previously submitted proxy. If you have instructed your broker, bank or nominee to vote your common shares, you must follow directions received from your broker, bank or nominee to change your vote.

If I vote in advance, can I still attend the Annual Meeting?

Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your common shares will be represented at the Annual Meeting. However, appointing a proxy does not affect your right to attend the Annual Meeting and vote your common shares in person.

What constitutes a quorum and how many votes are required for adoption of the proposals?

A majority of the outstanding common shares of the Corporation represented in person or by proxy will constitute a quorum at the Annual Meeting. Common shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as being present for purposes of determining the presence of a quorum. There were 7,652,827 common shares of the Corporation outstanding and entitled to vote on February 18, 2014, the record date. A majority of the outstanding common shares, or 3,826,414 common shares, present in person or represented by proxy, will constitute a quorum. A quorum must exist to conduct business at the Annual Meeting.

The rules of The NASDAQ Stock Market LLC (“NASDAQ”), the stock exchange on which the Corporation’s common shares are listed, determine whether proposals presented at shareholder meetings are routine or non-routine. If a proposal is routine, a broker holding common shares for a beneficial owner in street name may vote on the proposal without receiving instructions from the beneficial owner. If a proposal is non-routine, the broker may vote on the proposal only if the beneficial owner has provided voting instructions. A broker non-vote occurs when the broker holder of record is unable to vote on a proposal because the proposal is non-routine and the beneficial owner does not provide any instructions.

The ratification of the appointment of the Corporation’s independent registered public accounting firm (Proposal 5) is the only routine matter. Each of the other proposals is considered a non-routine matter and, therefore, your broker may vote on these matters only if you provide voting instructions. Accordingly, it is important that you provide instructions to your broker on these matters.

Vote Required with Respect to the Proposals

•	Proposal 1 – Election of Directors

Under Ohio law and the Corporation’s Code of Regulations, the seven (7) nominees for election as Directors of the Corporation who receive the greatest number of votes “FOR” election, including votes cast cumulatively, if applicable, will be elected Directors. Common shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not affect whether a nominee has received sufficient votes to be elected.

•	Proposal 2 – Approval of Proposed Fees for Non-employee Directors for 2014

The affirmative vote of a majority of the common shares of the Corporation outstanding and entitled to vote at the Annual Meeting is required to approve the proposed fees for non-employee Directors for 2014. An abstention or a broker non-vote will have the same effect as a vote “AGAINST” the proposal.

•	Proposal 3 – Non-Binding Advisory Resolution to Approve the Compensation of the Corporation’s Named Executive Officers

The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, is required to approve the non-binding advisory resolution to approve the compensation paid to the Corporation’s named executive officers as disclosed in this Proxy Statement. The effect of an abstention is the same as a vote “AGAINST” Proposal 3. Broker non-votes will not be counted in determining whether the proposal has been approved.

•	Proposal 4 – Approval of the First Citizens Banc Corp. 2014 Incentive Plan

The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, is required to approve the First Citizens Banc Corp. 2014 Incentive Plan. The effect of an abstention is the same as a vote “AGAINST” the proposal. Broker non-votes will not be counted in determining whether the proposal has been approved.

•	Proposal 5 – Ratification of the Appointment of the Corporation’s Independent Registered Public Accounting Firm

The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, is required to ratify the appointment of S. R. Snodgrass, P.C. as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2014. The effect of an abstention is the same as a vote “AGAINST” Proposal 5.

In accordance with the Corporation’s policy, proxy cards, ballots and voting instructions that identify individual shareholders will be kept confidential. Exceptions to this policy, however, may be necessary in limited instances to comply with applicable legal requirements and, in the event of a contested proxy solicitation, to verify the validity of proxies presented by any person and the results of the voting.

Who pays the cost of proxy solicitation?

The Corporation will pay the costs of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card and other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the Board of Directors, other than the Internet access and telephone usage charges mentioned above. Although we are soliciting proxies by mailing these proxy materials to our shareholders, the directors, officers and employees of the Corporation and our subsidiaries also may solicit proxies by further mailing, personal contact, telephone, facsimile or electronic mail without receiving any additional compensation for such solicitations. Arrangements will also be made with brokerage firms, financial institutions and other nominees who are record holders of common shares of the Corporation for the forwarding of solicitation materials to the beneficial owners of such common shares. The Corporation will reimburse these brokers, financial institutions and other nominees for their reasonable out-of-pocket costs in connection therewith.

Who should I call if I have questions concerning this proxy solicitation or the proposals to be considered at the Annual Meeting?

If you have any questions concerning this proxy solicitation, or the proposals to be considered at the Annual Meeting, please call James E. McGookey, Secretary, at 419-625-4121 (Sandusky area) or 888-645-4121 (other).

PROPOSAL 1

ELECTION OF DIRECTORS

The Code of Regulations of the Corporation provides that the number of Directors shall be not be less than five (5) nor more than twenty-five (25), as from time to time shall be determined by resolution of the Board of Directors of the Corporation. The Board of Directors currently consists of seven (7) members, and the current terms of all of the Directors expire at the Annual Meeting in 2014.

The Board of Directors proposes that each of the seven (7) nominees named below be re-elected as Directors of the Corporation to serve a one (1) year term expiring at the annual meeting in 2015, and until his successor is elected and qualified or until his earlier resignation, removal from office or death. Each nominee was recommended by the Nominating and Corporate Governance Committee for re-election. All of the nominees have expressed their willingness to serve as Directors if elected. The Board of Directors has no reason to believe that any nominee will be unavailable or unable to serve as a Director; however, if for any reason a nominee becomes unable or unwilling to stand for re-election as a Director, the individuals designated as proxies in the enclosed proxy card will have full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board of Directors following recommendation by the Nominating and Corporate Governance Committee.

The following table lists each nominee’s name, age, principal occupation(s) and/or positions held with the Corporation or any of its subsidiaries, and the year the nominee first became a Director of the Corporation. Unless otherwise indicated, each individual has held his principal occupation for more than five years.

Name and principal occupation or employment for the past five years; positions held with the Corporation and its Subsidiaries.	Age	Director Since	Nominee for Term Expiring In
Thomas A. Depler	64	2007	2015
Attorney, Poland, Depler & Shepherd Co., L.P.A. Director of First Citizens Banc Corp. and The Citizens Banking Company
Allen R. Maurice	70	2007	2015
President and Sr. Attorney, Wagner, Maurice & Davidson Co., L.P.A. Director of First Citizens Banc Corp. and The Citizens Banking Company
James O. Miller	62	2006	2015

President and CEO, First Citizens Banc Corp.

President and CEO, The Citizens Banking Company

Chairman, The Citizens Banking Company

Director of First Citizens Banc Corp. and

The Citizens Banking Company

Director of First Citizens Insurance Agency, Inc.

Director of Water Street Properties, Inc.

W. Patrick Murray	73	1983	2015
Partner, Murray & Murray Attorneys at Law Director of First Citizens Banc Corp. and The Citizens Banking Company
Allen R. Nickles	63	2003	2015
Certified Public Accountant Partner, Payne, Nickles & Company Director of First Citizens Banc Corp. and The Citizens Banking Company
David A. Voight	72	1989	2015

President, First Citizens Banc Corp. until December 2007

Chairman, The Citizens Banking Company until December, 2007

Chairman, First Citizens Banc Corp.

Director of First Citizens Banc Corp. and

The Citizens Banking Company

Director of First Citizens Insurance Agency, Inc.

Director of Water Street Properties, Inc.

Daniel J. White	64	2002	2015

International Business Consultant

President, Norwalk Furniture, from 2008 to 2013

Retired President, Geotrac (an online provider of flood survey information)

Director of First Citizens Banc Corp. and

The Citizens Banking Company

Recommendation and Vote

Under Ohio law and the Corporation’s Code of Regulations, the seven (7) nominees for election as Directors of the Corporation who receive the greatest number of votes “FOR” election, including votes cast cumulatively, if applicable, will be elected Directors. Common shares represented by properly executed proxy cards that are received prior to the Annual Meeting, or by properly authenticated Internet or telephone votes that are submitted prior to the deadline for doing so, and not subsequently revoked, will be voted “FOR” the election of the nominees listed above unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or may withhold the authority to vote for one or more individual nominees. Common shares as to which the authority to vote is withheld will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the proxy card.

The Board of Directors recommends a vote “FOR” the re-election of all of the nominees listed above.

BENEFICIAL OWNERSHIP OF

COMMON SHARES OF THE CORPORATION

The following table sets forth information concerning the only persons known to the Corporation to own beneficially more than 5% of the outstanding common shares of the Corporation as of February 18, 2014.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

George L. Mylander 155 Sunset Drive Sandusky, Ohio 44870	403,183 shares held by George L. Mylander, Trustee, UA Oct 4 01 George L. Mylander Voting Trust Agreement	5.23%

(1)	Percent of Class is computed based on 7,707,917 common shares outstanding on February 18, 2014.

The following table sets forth information regarding the beneficial ownership of the Corporation’s common shares, as of February 18, 2014, for each of the current Directors of the Corporation, each of the individuals named in the Summary Compensation Table for 2013 on page 17, and all Directors and executive officers of the Corporation as a group.

Name of Beneficial Owner or Number of Persons in Group (1)	Amount and Nature of Beneficial Ownership	Common Shares Which Can Be Acquired Upon Conversion of Depositary Shares Within 60 Days (2)	Total	Percent of Class (3)

Thomas A. Depler (4)	21,962	7,672	29,634	*
Allen R. Maurice (5)	58,931	12,786	71,717	*
James O. Miller (6)	8,520	6,393	14,913	*
W. Patrick Murray (7)	180,736	0	180,736	2.34%
Allen R. Nickles (8)	78,225	10,230	88,455	1.15%
David A. Voight (9)	12,360	5,115	17,475	*
Daniel J. White (10)	813	76,725	77,538	1.00%
Richard J. Dutton (11)	500	1,278	1,778	*
Todd A. Michel (12)	24	1,278	1,302	*
James E. McGookey (13)	2,213	3,324	5,537	*
Charles C. Riesterer (14)	103	0	103	*

All current executive officers and directors as a group (11 persons)	364,387	124,802	489,189	6.25%

(1)	Unless otherwise indicated, each executive officer or Director has voting and investment power with respect to all of the common shares reflected in the table for such executive officer or Director. The mailing address of each of the executive officers and Directors of the Corporation is 100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870.
(2)	Represents the number of common shares as to which the named person or group has the right to acquire beneficial ownership upon the conversion of Depositary Shares of the Corporation, each representing a 1/40th ownership interest in a Noncumulative Redeemable Convertible Perpetual Preferred Share, Series B, of the Corporation (“Depositary Shares”). Each Depositary Share, at the option of the holder, is convertible at any time into the number of common shares of the Corporation equal to $25.00 divided by the conversion price then in effect (currently $7.82).
(3)	Percent of Class is computed based on the sum of (a) 7,707,917 common shares outstanding on February 18, 2014, and (b) the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the conversion of Depositary Shares beneficially owned by the named person or group as of February 18, 2014. * Indicates beneficial ownership of less than one percent of the outstanding common shares of the Corporation.
(4)	Includes 9,168 common shares held by John Depler Trust, as to which Mr. Depler, as trustee, has voting and investment power; 12,794 common shares held jointly by Thomas A. Depler and his spouse, Nancy S. Depler, as to which they have shared voting and investment power; 3,836 common shares which may be acquired upon conversion of Depositary Shares held by the Thomas A. Depler Rollover IRA; and 3,836 common shares which may be acquired upon conversion of Depositary Shares held by the Thomas A. Depler SEP IRA.
(5)	Includes 1,641 common shares owned by Allen R. Maurice; 450 common shares owned by Susan C. Maurice, spouse of Allen R. Maurice, as to which she has voting and investment power; 56,840 common shares held by Allen R. Maurice IRA; 6,393 common shares which may be acquired upon conversion of Depositary Shares held jointly by Susan C. Maurice and Kori L. Hurley; and 6,393 common shares which may be acquired upon conversion of Depositary Shares held jointly by Susan C. Maurice and Kelly M. Druckenbroad.
(6)	Includes 4,240 common shares held by James O. Miller IRA; 3,800 common shares held by Martha M. Miller IRA, as to which Mr. Miller’s spouse has voting and investment power; 480 common shares owned by the children of James O. Miller, as to which Mr. Miller, as custodian, has voting and investment power; 1,918 common shares which may be acquired upon conversion of Depositary Shares owned by Martha M. Miller, spouse of Mr. Miller; and 4,475 common shares which may be acquired upon conversion of Depositary Shares held by James O. Miller IRA.
(7)	Includes 25,064 common shares held by W. Patrick Murray Trust, as to which Mr. Murray’s spouse has voting and investment power; 32,672 common shares held by W. Patrick Murray IRA; 116,500 common shares held by Louise Murray Trust, as to which Mr. Murray has voting and investment power; and 6,500 common shares owned by Mr. Murray’s spouse, Louise Murray, as to which she has voting and investment power.
(8)	Includes 75,000 common shares held by Allen R. Nickles SEP IRA; 1,200 common shares held by Allen R. Nickles IRA; 1,300 common shares held by Diane Nickles, spouse of Mr. Nickles, as to which she has voting and investment power; 725 common shares owned by a child of Allen R. Nickles, as to which Mr. Nickles, as custodian, has voting and investment power; and 10,230 common shares which may be acquired upon conversion of Depositary Shares owned by Allen R. Nickles.
(9)	Includes 12,360 common shares held by The Voight Family Trust, as to which Mr. Voight, and his spouse, Ann S. Voight, as trustees, have voting and investment power; and 5,115 common shares which may be acquired upon conversion of Depositary Shares held by The Voight Family Trust.
(10)	Includes 813 common shares owned by Daniel J. White; and 76,725 common shares which may be acquired upon conversion of Depositary Shares owned by Daniel J. White.
(11)	Includes 500 common shares held by Richard J. Dutton IRA; and 1,278 common shares which may be acquired upon conversion of Depositary Shares owned by Richard J. Dutton.
(12)	Includes 24 common shares held jointly by Todd A. Michel and Lynn A. Michel, spouse of Todd A. Michel, as to which they exercise shared voting and investment power; and 1,278 common shares which may be acquired upon conversion of Depositary shares owned jointly by Todd A. Michel and his spouse, Lynn A. Michel.
(13)	Includes 985 common shares held by James E. McGookey IRA; 1,228 common shares held jointly by Mr. McGookey and his spouse, Anne H. McGookey, as to which they have shared voting and investment power; 1,918 common shares which may be acquired upon conversion of Depositary Shares owned jointly by James E. McGookey and his spouse, Anne H. McGookey; and 1,406 common shares which may be acquired upon conversion of Depositary Shares held by James E. McGookey IRA.
(14)	Includes 103 common shares owned by Charles C. Riesterer.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Corporation’s Directors, executive officers and any persons beneficially holding more than ten percent (10%) of the Corporation’s common shares are required to file statements with the Securities and Exchange Commission (the “SEC”) reporting their initial ownership of the Corporation’s common stock and any subsequent changes in their ownership. To the Corporation’s knowledge, based solely on a review of the Section 16(a) reports filed on behalf of these persons for their transactions during 2013 and written representations that no other Section 16(a) reports were required to be filed for transactions during 2013, all filing requirements applicable to officers, Directors and beneficial owners of more than 10% of the outstanding common shares of the Corporation under Section 16(a) of the Exchange Act were complied with, except that (i) Director Daniel J. White had one late Form 4 filing which reported one transaction, (ii) Director Emeritus James D. Heckelman had one late Form 4 filing which reported one transaction and (iii) James L. Nabors II, a senior vice president of The Citizens Banking Company, also had one late Form 4 filing which reported one transaction .

BOARD OF DIRECTOR MEETINGS AND COMMITTEES

Meetings of the Board of Directors

The Board of Directors of the Corporation met eleven (11) times in 2013. Each Director attended at least 75% of the total number of meetings of the Board of Directors and the committees on which he served during 2013.

Attendance at Annual Meeting of Shareholders

The Corporation does not have a formal policy with regard to Director attendance at annual meetings of shareholders. However, the Corporation encourages all Director nominees to attend each annual meeting of shareholders. Six of the Corporation’s eight Directors attended the 2013 annual meeting of shareholders.

Board Leadership Structure

In the past several years, the Corporation has separated the positions of Chief Executive Officer and Chairman of the Board of Directors. The Corporation’s current Chairman, David A. Voight, formerly served as President of the Corporation until December, 2007 but now qualifies as an “independent director” under applicable NASDAQ and SEC rules. The Board of Directors believes that its current leadership structure is appropriate and efficient because, in addition to qualifying as an “independent director”, Mr. Voight has extensive experience in the banking industry generally and intimate familiarity with the Corporation’s operations. As a result, Mr. Voight is able to provide unique insights as Chairman that are valuable to the Board of Directors in determining and overseeing the strategic direction of the Corporation. The Board of Directors retains the authority to modify its Board leadership structure as and when it deems appropriate to best address the Corporation’s circumstances.

The Board believes that the administration of its risk function has not affected the Board’s leadership structure. The Board is actively involved in oversight of risks that could affect the Corporation and its subsidiaries, and this oversight is conducted primarily through the Audit Committee and the Nominating Committee, each of which are comprised entirely of independent directors.

Committees of the Board

The Board of Directors of the Corporation has the following standing committees: Nominating and Corporate Governance Committee (“Nominating Committee”); Audit Committee; and Compensation, Benefits and Liability Committee (“Compensation Committee”). The following table shows the current membership of each of the standing committees of the Board. It is anticipated that the composition of the standing committees may change, and new Directors may be appointed to serve on these committees, following the Annual Meeting.

Nominating Committee	Audit Committee	Compensation Committee
W. Patrick Murray, Chairman	Allen R. Nickles, Chairman	Allen R. Maurice
Thomas A. Depler	Thomas A. Depler	W. Patrick Murray
David A. Voight	Daniel J. White	David A. Voight
Allen R. Maurice*		Thomas A. Depler*

*	Alternate Member

Nominating Committee

The Nominating Committee currently has three (3) members and met two (2) times in 2013. The Board of Directors has determined that each of the current members of the Nominating Committee qualifies, and each Director who served as a member of the Nominating Committee during 2013 qualified during his tenure on the Nominating Committee during 2013, as an “independent director” under applicable NASDAQ rules. The Board of Directors has adopted a written charter for the Nominating Committee. A copy of the charter is posted on the “Governance” page of the Corporation’s website at www.fcza.com.

The Nominating Committee recommends to the Corporation’s Board of Directors the names of those persons to be proposed for election as Directors of the Corporation at each annual meeting of shareholders. The Nominating Committee also nominates Directors to serve on committees of the Board of Directors and on the boards of directors and committees of the Corporation’s subsidiaries, assists the Board of Directors in Director orientation and continuing education, periodically reviews Director compensation, and is responsible for reviewing and establishing corporate governance policies and programs.

Audit Committee

The Audit Committee currently has three (3) members and met four (4) times in 2013. The Board of Directors has determined that each member of the Audit Committee qualifies, and each Director who served as a member of the Audit Committee during 2013 qualified during his tenure on the Audit Committee during 2013, as an “independent director” under applicable NASDAQ rules and under Rule 10A-3 promulgated under the Exchange Act. The Board of Directors has adopted a written charter for the Audit Committee which is posted on the “Governance” page of the Corporation’s website at www.fcza.com.

The Board has determined that each member of the Audit Committee is able to read and understand financial statements, including the Corporation’s balance sheet, income statement and cash flow statement, and is qualified to discharge his duties to the Corporation and its shareholders. The Board has also determined that Allen R. Nickles qualifies as an “audit committee financial expert” for purposes of Item 407(d)(5) of Regulation S-K. Mr. Nickles is a Certified Public Accountant and serves as a Partner of Payne, Nickles & Company, a CPA firm located in Sandusky, Ohio.

As set forth in the Audit Committee’s Charter, the Audit Committee’s responsibilities include the following:

•	To supervise the independent audit function, including pre-approving the employment and evaluating the independent auditors, reviewing the independence of the independent auditor and discussing with senior management and the independent auditor any significant deficiencies or material weaknesses in the design or operations of the Corporation’s internal controls, any audit problems or difficulties, any changes required in the scope of the audit plan, and the audit budget and staffing;

•	To oversee the internal audit and internal controls, including reviewing and discussing with senior management, the internal auditor and the independent auditor the adequacy of the Corporation’s internal control over financial reporting and disclosure controls and procedures and the independent auditor’s attestation report;

•	To oversee financial reporting, including reviewing and discussing with senior management and the independent auditor the Corporation’s quarterly and annual financial statements and all critical accounting policies and practices and any significant changes in accounting policies; and

•	To provide the report to be included in the Corporation’s annual proxy statement regarding the Audit Committee’s review and recommendation regarding the inclusion of the audited financial statements in the Corporation’s annual report on Form 10-K for filing with the SEC.

In discharging its responsibilities, the Audit Committee is authorized to investigate any matter that the Audit Committee deems appropriate to carry out its responsibilities and has access to all books, records, facilities and personnel of the Corporation. The Audit Committee is also authorized to retain, compensate, direct, oversee and terminate an independent auditor, independent counsel, other auditors and experts as it deems necessary.

Additional information regarding the Audit Committee, including the Audit Committee’s report relating to the 2013 fiscal year, is provided under the heading “AUDIT COMMITTEE MATTERS” beginning on page 24 of this Proxy Statement.

Compensation Committee

The Compensation Committee currently has three (3) members and met two (2) times in 2013. The Board of Directors has determined that each member of the Compensation Committee qualifies, and each Director who served as a member of the Compensation Committee during 2013 qualified during his tenure on the Compensation Committee during 2013, as an “independent director” under applicable NASDAQ rules. In addition, each member of the Compensation Committee qualifies as an “outside director” for purposes of Section 162(m) of the Internal Revenue Code, and as a “non-employee director” for purposes of SEC Rule 16b-3. The Board of Directors has adopted a written charter for the Compensation Committee which is posted on the “Governance” page of the Corporation’s website at www.fcza.com.

The Compensation Committee recommends compensation for executive officers and annual budgetary levels for employee compensation and benefits; reviews and establishes the policies for all benefit programs for the Corporation and its subsidiaries; reviews and recommends the affirmative action program for the Corporation and its subsidiaries; and reviews and makes recommendations for benefit insurance programs of the Corporation and its subsidiaries.

Additional information regarding the Compensation Committee and its functions and responsibilities is provided under the heading “EXECUTIVE COMPENSATION–Compensation Policies and Programs” beginning on page 14 of this Proxy Statement.

PROPOSAL 2

APPROVAL OF DIRECTOR FEES FOR NON-EMPLOYEE DIRECTORS

In accordance with the Corporation’s Code of Regulations, any fees paid to Directors for attendance at Board meetings must be approved by the shareholders. The Board of Directors has approved a proposal for presentation to the shareholders that, during 2014, the fees paid to non-employee directors shall be $800.00 per Board meeting attended except that no fee shall be paid for attendance at a meeting by telephone if the Director has attended more than three (3) previous meetings by telephone, provided that this restriction does not apply to a Director’s attendance at a meeting via videoconference. Telephone meetings requested by management would not be considered with respect to the limit on payment for telephone meetings, but no fee would be paid for telephone meetings called solely to approve the amount of any dividend to be paid to shareholders. No fees will be paid by The Citizens Banking Company to Directors who are also Directors of the Corporation when a meeting of the Board of Directors of The Citizens Banking Company immediately follows or precedes a meeting of the Board of Directors of the Corporation. The Nominating Committee recommended to the Board of Directors these proposed fees. The Nominating Committee and the Board of Directors believe that the proposed fees are competitive with the fees paid by other financial holding companies in our markets and will ensure that we attract and retain qualified Board members.

In accordance with the Corporation’s Code of Regulations, the fees paid to Directors for attendance at committee meetings are set by the Board of Directors and are not subject to shareholder approval. The Nominating Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the fees paid to Directors for attendance at committee meetings remain at $300.00 per committee meeting attended during 2014 and that the fee paid to the Chair of the Audit Committee remain at $500.00 per Audit Committee meeting attended during 2014.

Recommendation and Vote

The affirmative vote of a majority of the common shares of the Corporation outstanding and entitled to vote at the Annual Meeting is required to approve the proposed fees for non-employee Directors for 2014. An abstention or a broker non-vote will have the same effect as a vote “AGAINST” the proposal.

The Board of Directors recommends that you vote “FOR” the proposed fees for non-employee Directors.

2013 COMPENSATION OF DIRECTORS

The Corporation did not pay fees to Directors in 2013 for service on the Board of Directors of the Corporation. Beginning in April, 2011, the Corporation ceased paying Directors’ fees for Board meetings. However, the Corporation is seeking to reinstate fees for non-employee Directors in 2014, subject to the approval of the proposed fees for non-employee Directors at the Annual Meeting.

The Directors received Directors’ fees from The Citizens Banking Company for their service as Directors of The Citizens Banking Company at the rate of $800.00 per Board meeting attended in 2013. During 2013, the Directors of the Corporation received $300.00 per committee meeting attended, except that the Chair of the Audit Committee received $500.00 per Audit Committee meeting attended. Directors who are also officers of the Corporation and/or its subsidiaries do not receive any fees or other compensation as Directors or for attendance at any committee meetings.

DIRECTOR COMPENSATION TABLE FOR 2013

Name	Fees Earned or Paid in Cash	Change in Nonqualified Deferred Compensation Earnings (1)	Total ($)
John P. Pheiffer (2)	$16,050	—	$16,050
David A. Voight	$15,100	—	$15,100
Allen R. Nickles	$14,600	—	$14,600
Thomas A. Depler	$12,900	—	$12,900
Daniel J. White	$10,950	—	$10,950
Allen R. Maurice	$10,900	—	$10,900
W. Patrick Murray	$5,800	—	$5,800

(1)	Reflects above-market or preferential earnings on non-qualified deferred compensation in 2013.
(2)	Mr. Pheiffer served as a Director of the Corporation and The Citizens Banking Company until his death December 26, 2013.

The Corporation and each of its subsidiaries have adopted a non-qualified Deferred Compensation Plan for each non-employee Director. Pursuant to each such plan, a Director may defer any or all of the Director fees or committee fees earned by such Director during a particular calendar year. The amount deferred is credited with interest at a rate equal to the ten-year United States Treasury Constant Maturity rate published by the Federal Reserve and adjusted monthly. During 2013, two Directors, Allen R. Nickles and David A. Voight, elected to defer a portion of their Director fees and/or committee fees earned as a Director of the Corporation.

The Corporation had one equity compensation plan approved by the Corporation’s shareholders which expired in 2010. Specified officers were eligible under the plan, but Directors were not eligible to participate. Additional information concerning the plan is provided under the heading “EXECUTIVE COMPENSATION-First Citizens Banc Corp. Stock Option and Stock Appreciation Rights Plan” on page 18 of this Proxy Statement.

CORPORATE GOVERNANCE

Code of Ethics

In accordance with applicable NASDAQ rules and the rules and regulations of the SEC, the Board of Directors of the Corporation has adopted a Code of Conduct (Ethics) applicable to all Directors, officers and employees of the Corporation and its subsidiaries, including the Corporation’s principal executive officer and principal financial officer. A copy of the Code of Conduct (Ethics) is posted on the “Governance” page of the Corporation’s website at www.fcza.com.

Communications with Board of Directors

The Corporation provides a process for shareholders to send communications to the Corporation’s Board of Directors. Shareholders can send communications to the entire Board or to a specified Director by mailing the communication to James E. McGookey, Senior Vice President and General Counsel, at 100 East Water Street, Sandusky, Ohio 44870. All such communications will be relayed as requested without any screening.

Director Independence

The Corporation has affirmatively determined that all Directors, except James O. Miller, are currently “independent” under applicable NASDAQ rules. In making its determination concerning the independence of its Directors, the Board of Directors of the Corporation reviewed and considered each Director’s relationships, both direct and indirect, with the Corporation and its subsidiaries, including those described under the heading “-Transactions with Directors, Officers and Associates” on page 12 of this Proxy Statement.

Nominating Procedure

The Corporation has not adopted a formal policy with regard to consideration of any director candidates recommended by shareholders, which the Board of Directors deems appropriate because the Nominating Committee considers all recommendations for candidates from any source. To be considered by the Nominating Committee, shareholder recommendations as to Director candidates should be sent in writing to the Corporation, in care of the Corporation’s Secretary, at 100 East Water Street, Sandusky, Ohio 44870.

Shareholders of the Corporation may also nominate a candidate for election as a Director of the Corporation by following the procedures set forth in the Corporation’s Code of Regulations. Pursuant to the Code of Regulations, all shareholder nominations must be made in writing and delivered or mailed to the Secretary of the Corporation at the Corporation’s principal executive offices located at 100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870. Nominations must be received by the Secretary of the Corporation not less than 14 days nor more than 50 days prior to the meeting, except that if less than 21 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice must be delivered or mailed no later than the close of business on the 7th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first (but in no event less than seven days prior to the meeting). Each nomination must contain the following information: (a) the name, age, business address and residence address of the proposed nominee; (b) the principal occupation or employment of the proposed nominee; (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee; (d) the name and record address of the shareholder making the nomination; and (e) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareholder making the nomination. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of a proposed nominee to serve as Director of the Corporation.

Director Qualifications

The Nominating Committee has adopted criteria for evaluating Director candidates and existing Directors, but it has not established specific, minimum qualifications that must be met by any nominee or any specific qualities or skills that are necessary for a Director to possess. The Nominating Committee identifies nominees by considering recommendations from all sources and evaluates them by applying the criteria that it has adopted. These criteria include relevant business and employment experience, experience on other boards, relevant special knowledge, independence, personal characteristics, financial sophistication, time availability, diversity, character and ethics, and any financial interest in the organization. While neither the Nominating Committee nor the Board of Directors has adopted a formal policy regarding the consideration of diversity in identifying nominees for Director, diversity is one of the factors considered by the Nominating Committee pursuant to its criteria for evaluating Director candidates.

The Nominating Committee and the Board of Directors believes that each of the current Directors who have been nominated for re-election at the Annual Meeting brings a strong background and set of skills to the Board which provides the Board as a whole with competence, experience and expertise in a wide variety of areas, including business and executive management, banking, manufacturing, accounting and finance, tax, insurance, legal and international business. Provided below is the evaluation of the Nomination Committee and the Board of Directors regarding the specific attributes, skills and qualifications possessed by each Director nominee.

Thomas A. Depler. The Nominating Committee and the Board of Directors believe that the attributes, skills and qualifications that Mr. Depler has developed through 38 years as an attorney providing legal services to businesses and nonprofit foundations, including extensive legal experience in tax and fiduciary matters, allow him to provide practical legal expertise to the Board of Directors and has recommended his nomination for re-election.

Allen R. Maurice. The Nominating Committee and the Board of Directors believe that the attributes, skills and qualifications that Mr. Maurice has developed through nearly 44 years as an attorney practicing in the areas of business, probate, real estate and estate planning, including previously serving as general counsel for Champaign National Bank, allow him to provide practical legal expertise to the Board of Directors and has recommended his nomination for re-election.

James O. Miller. The Nominating Committee and the Board of Directors believe that the attributes, skills and qualifications that Mr. Miller has developed through more than 39 years working in the financial services industry, including the last 28 years at the Corporation and The Citizens Banking Company, allow him to provide banking, accounting and financial expertise and a comprehensive knowledge and understanding of the Corporation’s operations and management to the Board of Directors and has recommended his nomination for re-election.

W. Patrick Murray. The Nominating Committee and the Board of Directors believe that the attributes, skills and qualifications that Mr. Murray has developed through 48 years as an attorney leading a successful legal practice and representing corporations and other clients in a variety of matters and cases (including anti-trust and commercial fraud cases involving sophisticated accounting issues), allow him to provide practical legal expertise and management experience to the Board of Directors and has recommended his nomination for re-election.

Allen R. Nickles. The Nominating Committee and the Board of Directors believe that the attributes, skills and qualifications that Mr. Nickles has developed through more than 39 years as a Certified Public Accountant in public practice allow him to provide tax, accounting and financial expertise to the Board of Directors and has recommended his nomination for re-election.

David A. Voight. The Nominating Committee and the Board of Directors believe that the attributes, skills and qualifications that Mr. Voight has developed through more than 39 years of service in the banking industry, including as chief executive officer of The Citizens Banking Company and three other banks, allow him to provide extensive expertise regarding the operations, management and regulation of financial institutions and a comprehensive knowledge and understanding of the operations of the Corporation to the Board of Directors and has recommended his nomination for re-election.

Daniel J. White. The Nominating Committee and the Board of Directors believe that the attributes, skills and qualifications that Mr. White has developed through more than 25 years of experience as an executive of small businesses with sales and financial performance responsibilities, as well as experience as president of a venture capital company and extensive international business experience, allow him to provide business expertise and a global business perspective to the Board of Directors and has recommended his nomination for re-election.

Transactions with Directors, Officers and Associates

The Corporation’s subsidiary, The Citizens Banking Company, has had and expects to have banking transactions in the ordinary course of business with Directors, officers and principal shareholders of the Corporation, and associates of such persons, on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons and that do not involve more than normal risk of collectibility or present other unfavorable features. All such loans presently outstanding to Directors and executive officers, including their immediate families and companies in which they are executive officers, are performing loans.

Each officer and Director is expected to bring any relationship or transaction with the Corporation in which he or she has a direct or indirect interest to the attention of the Board or Nominating Committee, other than in connection with the types of ordinary course transactions discussed above. While specific review or approval procedures for related person transactions are not in writing, NASDAQ rules require the Corporation’s Audit Committee or other body of independent Directors (such as the Nominating Committee) to conduct appropriate review and oversight of all related party transactions for potential conflict of interest situations on an ongoing basis. In addition, one of the basic principles of the Corporation’s Code of Conduct is the avoidance of conflicts between personal interests and the interests of the Corporation, or even the appearance of such conflicts. Therefore, when the Nominating Committee becomes aware that a transaction presents a possible conflict, it considers the transaction including, among other things, whether the transaction impacts the independence of any independent Board member, whether the related person’s interest in the transaction is material and whether the terms of the transaction are comparable to those that could be negotiated with an unrelated third party.

EXECUTIVE OFFICERS OF THE CORPORATION

The following table sets forth the names and ages of all current executive officers of the Corporation, all positions and offices held with the Corporation and business experience during the past five (5) years.

NAME	AGE	POSITION
James O. Miller	62

President and Chief Executive Officer of the Corporation since 2007

Chairman of The Board of The Citizens Banking Company since 2007

Executive Vice President of the Corporation from 1998 until 2007

Senior Vice President/Controller of the Corporation from 1994 to 1997

Chief Executive Officer of The Citizens Banking Company since 2005

President of The Citizens Banking Company since 2002

Executive Vice President of The Citizens Banking Company from 1998 to 2002

Senior Vice President of The Citizens Banking Company from 1996 to 1998

Senior Vice President/Controller of The Citizens Banking Company from 1992 to 1995

Director of the Corporation since 2006

Director of The Citizens Banking Company since 2000

Director of First Citizens Insurance Agency, Inc. since 2005

Director of SCC Resources, Inc. from 2005 to 2009

Director of Water Street Properties, Inc. since 2003

Richard J. Dutton	51

Senior Vice President of the Corporation since 2006

Executive Vice President, Chief Operating Officer, of The Citizens Banking Company since 2013

Executive Vice President of The Citizens Banking Company since 2006

Vice President and Treasurer of Peoples Ohio Financial Corp. from 2002 to 2006

Partner in charge of Kentucky/Southern Indiana Financial Institution Practice, BKD, LLP prior to 2002

Todd A. Michel	49

Senior Vice President/Controller of the Corporation since 2000

Senior Vice President/Controller of The Citizens Banking Company since 1999

Vice President/Controller of The Citizens Banking Company from 1998 to 1999

Vice President/Controller of the Corporation from 1998 to 2000

Controller of The Citizens Banking Company from 1996 to 1998

James E. McGookey	63

Senior Vice President and General Counsel of the Corporation since 2002

Secretary of the Corporation since 2007

Executive Vice President of The Citizens Banking Company since 2012

Senior Vice President of The Citizens Banking Company since 2002

Director of Water Street Properties, Inc. since 2003

Director of First Citizens Insurance Agency, Inc. since 2003

Director of SCC Resources, Inc. from 2004 to 2009

Dennis G. Shaffer	51

Senior Vice President of the Corporation since 2012

Executive Vice President, Chief Lending Officer, of The Citizens Banking Company since 2013

Executive Vice President, Commercial Lending, of The Citizens Banking Company from 2012 to 2013

Senior Vice President of The Citizens Banking Company from 2010 to 2012

Vice President of The Citizens Banking Company from 2009 to 2010

Senior Vice President of Huntington National Bank, Columbus, Ohio from 2007 to 2009

Senior Vice President and Columbus District President of Sky Bank, Salineville, Ohio from 1998 to 2006

Senior Vice President of Ohio Bank, Columbus, Ohio from 1985 to 1998

Paul J. Stark	56

Senior Vice President of the Corporation since 2010

Senior Vice President, Chief Credit Officer, of The Citizens Banking Company since 2010

Senior Vice President and Chief Credit Officer of First National Bank, Howell, Michigan from 2009 to 2010

Senior Vice President and Director of Credit Risk Management of FirstMerit Corporation from 2005 to 2008

Senior Vice President and Director of Loan Review of FirstMerit Bank from 2003 to 2005

John A. Betts	42

Senior Vice President of the Corporation since 2013

Senior Vice President, Risk Management Officer and Audit Liaison, of The Citizens Banking Company since 2013

Senior Vice President of The Citizens Banking Company since 2013

President and CEO of First National Bank of Grant Park from 2007 to 2012

Senior Manager of Ernst & Young, LLP from 2006 to 2007

Corporate Controller of Centrue Financial Corporation prior to 2006

EXECUTIVE COMPENSATION

Compensation Policies and Programs

Overview of compensation program

The Compensation Committee is responsible for the development and administration of the Corporation’s policies regarding executive compensation and makes recommendations to the Board of Directors of the Corporation. The executive officers of the Corporation are paid by The Citizens Banking Company (“Citizens Bank”) for their services to the Corporation, Citizens Bank and the other subsidiaries of the Corporation. They receive no compensation directly from the Corporation.

The Compensation Committee’s determinations are based in large part upon information concerning the compensation paid by similar companies. Moreover, in recent years, the compensation program has focused on the base salary paid to each executive officer, supplemented by a 401(k) plan, a defined benefit pension plan (for those employees of Citizens Bank as of December 2006), a supplemental nonqualified executive retirement plan (for certain employees who will not be eligible for full benefits under the defined benefit pension plan), and health and welfare benefits generally available to all employees. In 2013, the Compensation Committee also approved the payment of discretionary bonuses to executive officers based upon the Corporation’s performance during 2012.

Role of the Compensation Committee, management and consultants in determining compensation

The Compensation Committee and the Board of Directors of the Corporation retain overall responsibility for administration of the compensation arrangements for the executive officers of the Corporation. The Compensation Committee evaluates the factors relevant to the Corporation’s compensation decisions and makes recommendations to the Board of Directors regarding the compensation of each executive officer. Historically, the Compensation Committee has relied heavily on information provided by consultants and obtained from other sources concerning the compensation paid by similar organizations in setting the compensation of its executive officers.

In 2011, the Corporation retained Blanchard Consulting Group (the successor to Blanchard Chase) to provide it with salary ranges of the cash compensation paid to named executive officers at other financial institutions. The work performed by the Blanchard Consulting Group compiled information from the Compensation & Benefits Survey of the American Bankers Association, the Crowe Horwath-Midwest Survey Report, the Bank Cash Compensation Survey and the Key Executive Compensation Survey from Delves-Group/Bank Administration Institute, the Mercer Commercial Lending and Business Banking Compensation Survey, the

Mercer Trust and Private Banking Compensation Survey and the Financial Institutions Compensation Survey Suite of Watson Wyatt. In December, 2011, Blanchard Consulting Group supplied the Corporation with additional information which compared the total compensation paid by other financial institutions to their officers holding positions similar to the named executive officers to the compensation paid by the Corporation to its named executive officers.

During 2012, Blanchard Consulting Group submitted additional recommendations concerning the structure of and criteria to be applied in possible incentive plans. It again provided information concerning the base salary and cash compensation paid to certain officers (but not named executive officers) of the Corporation compared to the cash compensation paid at other financial institutions. Sources upon which the review relied included: the 2011 Compensation and Benefits Survey of the American Bankers Association; the 2010 Mortgage Officer Compensation and Pay Trends Survey of Blanchard Chase; the Crowe Horwath 2010 Financial Institutions Compensation Survey- Midwest Survey Report; the 2011 Bank Cash Compensation Survey and the Key Executive Compensation Survey, both by Delves-Group/Bank Administration Institute; the Mercer 2011 Commercial Lending and Business Banking Compensation Survey; the Mercer 2010 Trust and Private Banking Compensation Survey; and the 2010/2011 Financial Institutions Compensation Survey Suite of Towers Watson. Blanchard Consulting Group also provided information regarding the appropriate salary for a new hire and advised First Citizens Banc Corp. on improvements to its performance evaluation process in 2012.

During 2013, the Compensation Committee considered information previously supplied by compensation consultants, but did not engage any compensation consultant in connection with determining the 2013 compensation of directors and executive officers.

Compensation philosophy and objectives

The objective of the Corporation’s compensation programs is to attract, compensate and retain key employees. The Corporation attempts to compensate executives fairly in light of their responsibilities, the performance of the Corporation and the economic conditions in Northern Ohio. The Compensation Committee annually reviews and recommends the appropriate salary for the Chief Executive Officer and an appropriate salary or salary range for each of the other executive officers.

The Corporation’s compensation program for executive officers has traditionally focused on the base salary paid to the executive officers. The Corporation attempted to fairly compensate and retain its executive officers and other employees primarily with base salary. Recently, the Corporation has sought to introduce an incentive-based element to employee’s compensation. In 2013, named executive officers received a bonus to recognize the performance of the Corporation during 2012 and their contributions to its success. The Corporation paid no other cash incentive compensation and did not make any equity awards to named executive officers during 2012. In determining appropriate base salaries for officers, the Compensation Committee has relied heavily upon peer comparison information. While the Compensation Committee considers the Corporation’s performance in general when evaluating and setting salary levels, the Compensation Committee does not target or rely upon any specific measures of Corporation performance either by themselves or as compared to the performance of the members of the peer group. No wealth accumulation analysis is performed, and the Compensation Committee does not apply any formula for differentiating compensation between executive officers based on their positions and responsibilities.

In addition to the base salary paid to each executive officer, the Corporation’s compensation program includes retirement plans, health and welfare benefit plans and change of control agreements for certain executive officers. The Corporation expects the retirement and health and welfare plans to promote longevity with the Corporation and discourage turnover among its executive officers and other employees. The Corporation recognizes that change of control agreements can help it to attract and keep talented executives and can minimize the impact on key executives of a job loss due to a change of control. In the event that a transaction that would lead to a change of control is proposed, such agreements can help assure that the executives analyze the transaction without undue focus on its effect upon them personally. In addition, if a transaction would occur, change of control agreements can encourage key executives to stay and help accomplish a smooth transition.

Compensation components

Base salary

The primary component of executive officer compensation is base salary. The base salaries reflect the duties and level of responsibility of each executive officer, the Corporation’s performance, and the cash compensation paid to executive officers at other financial institutions.

In determining the base salaries for executive officers in 2013, the Compensation Committee and the Board of Directors considered the peer information and recommendations supplied by its compensations consultants in previous years. The Chief Executive Officer, Mr. Miller, did not request or accept a salary increase in 2013. The other named executive officers were given only modest salary increases in view of the goal to shift a greater percentage of their total compensation to incentive-based compensation.

Bonus

Discretionary bonuses were paid to the named executive officers in 2013. The amount of the bonuses considered factors related to the performance of the Corporation in 2012. The Compensation Committee took into consideration the Corporation’s net income, total shareholder return, efficiency ratio compared to peer, nonperforming assets compared to peer and core deposit growth during 2012 in approving the amount of the bonuses paid to the named executive officers

Employee benefit plans

In addition to salary, the Corporation also has established retirement plans for all employees meeting minimum age and length of service eligibility requirements. The Corporation maintains a defined benefit pension plan for all employees who were participants as of December 31, 2006. It also sponsors a 401(k) plan and matches (subject to limits) employee contributions to the 401(k) plan. The amount contributed on behalf of the executive officers is determined in accordance with the terms of the plans, and executive officers participate on the same basis as all other employees who participate in the plans.

In 2011, the Corporation adopted a supplemental executive retirement plan for certain executive officers, including two named executive officers, who will not be entitled to full benefits under the defined benefit pension plan. Executive officers participate in the same health and welfare plans (medical, dental, prescription, health and/or dependent care flexible spending and life and long-term disability insurance) that are available to all employees of similar age and years of service. The plans are further discussed in the narratives to the tables that follow.

Stock option and stock appreciation rights plan

The Corporation has, in the past, used its Stock Option and Stock Appreciation Rights Plan as an element of the compensation for executive officers. The long-term compensation provided by the plan was intended to further align the interests of its executive officers with those of its shareholders. As the Compensation Committee decided to pay most executive compensation in salary and the plan expired in 2010, no awards were made under that plan during the past three fiscal years. The prior equity awards played no role in the Compensation Committee’s determination of compensation for 2013 or 2012.

Change of control agreements

In 2003, the Corporation entered into change of control agreements with Messrs. Miller, Michel and Riesterer. Each of the agreements provide for an initial term ending on December 31, 2004, with the term being automatically extended for additional one-year terms unless either party gives written notice of its desire not to renew the agreement not later than the January 1 preceding the expiration of the then-current term. A merger or consolidation of the Corporation into another entity, a disposition of substantially all of the Corporation’s assets or a liquidation of the Corporation generally triggers the officers’ rights under the agreement. Each change of control agreement provides that, upon a change of control of the Corporation, the officer will be entitled to receive a lump sum payment from the Corporation equal to the amount of the officer’s annual base salary in effect for the twelve-month period immediately preceding the change of control. The agreements also provide each officer with a right to continued employment for 24 months after a change of control, with certain rights to payment if the officer’s employment is terminated under certain circumstances during that post-change of control period. Under each change in control agreement, the officer may be entitled to receive up to 24 months of compensation, including the change of control severance payment. The Board of Directors believes that such continued employment provisions are likely to ensure a smooth transition following a change of control and that the payments provided for under the change in control agreements are sufficient but not excessive to enable financial institution executives to find subsequent employment in an industry in which such job opportunities may be difficult to find. Mr. Riesterer’s change of control agreement terminated upon his retirement effective as of December 13, 2013.

Tax implications of compensation

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for non-qualifying compensation in excess of $1 million paid to covered persons in any fiscal year. The $1 million compensation deduction limitation does not apply to certain qualifying “performance-based compensation”. The Board of Directors believes that all compensation paid to covered persons in 2013 was fully deductible.

2013 SUMMARY COMPENSATION TABLE

Under rules established by the SEC, the Corporation is required to provide certain data and information in regard to the compensation and benefits provided to the Corporation’s Chief Executive Officer and certain other most highly compensated executive officers of the Corporation. The following table sets forth information as to the compensation paid or accrued by the Corporation and its subsidiaries to the Corporation’s President and Chief Executive Officer, Mr. James O. Miller, the Corporation’s Controller, Mr. Todd A. Michel, the Corporation’s Senior Vice President, Mr. Richard J. Dutton, the Corporation’s Senior Vice

President, Secretary and General Counsel, Mr. James E. McGookey, and the Corporation’s Senior Vice President, Mr. Charles C. Riesterer, for services rendered in 2013, 2012 and 2011. These individuals are referred to in this Proxy Statement as the “named executive officers”.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (1)	All Other Compensation ($) (2)	Total ($)
James O. Miller	2013	$320,000	$50,000	$0	$0	$0	$100,000	$6,930	$476,930
President and CEO	2012	$320,000	$0	$0	$0	$0	$263,000	$6,220	$589,220
	2011	$293,846	$0	$0	$0	$0	$233,000	$5,270	$532,116

Todd A. Michel	2013	$146,308	$20,626	$0	$0	$0	$98,000	$3,013	$267,947
Sr. Vice President/ Controller	2012	$143,069	$16,520	$0	$0	$0	$91,000	$2,873	$253,462
	2011	$135,962	$0	$0	$0	$0	$88,000	$2,422	$226,384

Richard J. Dutton	2013	$220,118	$35,000	$0	$0	$0	$7,478	$1,273	$263,869
Sr. Vice President	2012	$216,113	$30,134	$0	$0	$0	$4,677	$1,528	$252,452
	2011	$208,154	$0	$0	$0	$0	$0	$449	$208,603

James E. McGookey	2013	$178,781	$25,306	$0	$0	$0	$174,923	$5,356	$384,366
Sr. Vice President/ General Counsel	2012	$175,528	$20,414	$0	$0	$0	$189,445	$5,928	$391,315
	2011	$168,423	$0	$0	$0	$0	$69,000	$3,863	$241,286

Charles C. Riesterer	2013	$178,731	$24,574	$0	$0	$0	$405,000	$168,472	$776,777
Sr. Vice President until his retirement on December 13, 2013	2012	$170,455	$19,824	$0	$0	$0	$214,000	$3,880	$408,159
	2011	$163,154	$0	$0	$0	$0	$186,000	$3,358	$352,512

(1)	Represents the aggregate change in actuarial present value of the officer’s accumulated benefits under the Corporation’s pension plan and, with respect to Messrs. Dutton and McGookey in 2012 and 2013, the Corporation’s supplemental nonqualified executive retirement plan. There were no above-market or preferential earnings on non-qualified deferred compensation in 2011, 2012 or 2013.
(2)	Represents matching contributions by the Corporation to the 401(k) plan and a portion of the premiums paid by the Corporation on behalf of the named executive officers for life insurance and long-term disability insurance. With respect to Mr. Riesterer in 2013, amount represents the following: (a) severance payment related to his early retirement in the amount of $87,500; (b) vacation payment in the amount of $26,925; (c) medical insurance allocation in the amount of $25,600; and (d) discretionary bonus payment for 2013 in the amount of $24,575.

Defined Contribution Plan

The Corporation maintains a tax-qualified defined contribution/401(k) plan for employees of the Corporation and its subsidiaries. All employees of the Corporation and its subsidiaries who have completed three months of service are eligible to participate in the plan. Subject to limitations established by the Internal Revenue Code, employees may defer up to 100 percent of annual compensation. The 2013 limit was $17,500; it will be increased in future years for cost of living changes. In 2013, the catch-up provision permitted participants age 50 or older to increase their pre-tax salary deferral limit by $5,500. The Corporation may make a matching contribution for all participants who have elected to make salary deferral contributions. The amount of the matching contributions, if any, is determined each plan year and announced to all participants. The amount of matching contribution for the years 2013, 2012 and 2011 was 25 percent of the salary deferred on the first 6 percent deferred. The Internal Revenue Code places a limit on the amount of salary deferred contributions and matching contributions on those employees classified as “highly compensated”. Contributions and matching contributions for highly compensated employees are limited to an amount that enables the plan to meet certain non-discrimination testing. Matching contributions by the Corporation to the named executive officers are set forth in the “All Other Compensation” column of the Summary Compensation Table above.

Defined Benefit Pension Plan

The Corporation maintains a tax-qualified non-contributory defined benefit pension plan for employees of the Corporation and its subsidiaries who were participants as of December 31, 2006. All employees who had attained age 20-1/2 and had completed at least six months of service were eligible to participate in the plan. The monthly pension benefit payable to an employee at normal retirement age (age 65) will be equal to the sum of (i) 1.40 percent of the employee’s highest five-year average monthly compensation multiplied by total years of service, plus (ii) 0.65 percent of the employee’s average monthly compensation in excess of the Social Security covered compensation amount multiplied by years of service up to a maximum of 35 years of service with the Corporation or its subsidiaries. For this purpose, an employee’s final average compensation is equal to the average of the monthly compensation paid to such employee during the period of five consecutive years of service prior to retirement which results in the highest average compensation. The compensation taken into account includes all cash compensation paid. The monthly pension benefit calculated under this formula is not subject to any offset or reduction for the employee’s Social Security benefit, but is subject to the annual benefit limitation established by the Internal Revenue Code.

Under the pension plan, employees are eligible to retire and receive monthly benefits under the pension plan at age 65. In addition, employees may elect to begin receiving reduced benefits at an earlier age if they qualify for early retirement by attaining age 55. James O. Miller and James E. McGookey are currently eligible for early retirement under the plan, and Charles C. Riesterer elected to take advantage of the early retirement option on December 13, 2013. If either of them retired early, he would be entitled to receive his accrued benefits upon his normal retirement date. Alternatively, upon his election, he would be entitled to receive prior to his normal retirement date an actuarial equivalent of his accrued benefits, subject to restrictions imposed under the Internal Revenue Code. Pension benefits will generally be paid either as joint and survivor annuities or single life annuities, provided that participating employees who obtain their spouse’s consent may elect to receive their benefits in one of several other optional forms of benefit, including a lump sum distribution of the present value of the benefit.

During 2006, the Corporation amended the pension plan to provide that no employee shall become a participant in the plan after December 31, 2006 and the benefits paid by the plan will be offset by the profit sharing source of the Corporation’s defined contribution plan. The change was made to limit the Corporation’s potential liability under the pension plan.

Nonqualified Deferred Compensation for 2013

The Corporation maintains a nonqualified deferred compensation plan that allows an eligible employee to defer receipt of compensation to which the employee would be entitled. The amount deferred is credited with interest at a rate equal to the ten-year United States Treasury Constant Maturity rate published by the Federal Reserve and adjusted monthly. The amount accrued will be distributed to the employee based upon an election made by the employee, subject to limits set by the plan.

Supplemental Executive Retirement Benefits

In 2011, the Corporation adopted the First Citizens Banc Corp. Supplemental Nonqualified Executive Retirement Plan (the “SERP”) to provide select employees, including executive officers, with additional retirement benefits to reflect changes to the Corporation’s qualified defined benefit pension plan which was frozen as to new participants and amended to reduce the amount of benefits payable effective as of December 31, 2006.

Currently, two named executive officers, Mr. Dutton and Mr. McGookey, are participating in the SERP. Generally, under the SERP, a participant can earn an annual retirement benefit equal to an amount based on 60% of the participant’s base salary for 10 years. Generally, a participant will vest in his or her retirement benefit upon completing 10 years of service, although vesting will be accelerated in the event that a participant becomes disabled before completing 10 years of service. Payment of the retirement benefit will begin on the first day of the second month following the participant’s separation from service and continue for a period of ten years thereafter. Generally, if a participant dies or is terminated for cause (as defined in the SERP) before payment of the retirement benefit has commenced, the participant will forfeit any right to payment of a retirement benefit.

The Corporation or one of its subsidiaries has purchased split dollar life insurance policies in order to fund the obligations under the SERP. Generally, these policies provide participants with a death benefit equal to the retirement benefit a participant would have received under the SERP had the participant not died before separating from service.

First Citizens Banc Corp. Stock Option and Stock Appreciation Rights Plan

On April 18, 2000, the shareholders of the Corporation approved the First Citizens Banc Corp. Stock Option and Stock Appreciation Rights Plan (the “2000 Plan”), which provides for discretionary grants of incentive stock options (under Internal Revenue Code Section 422), nonqualified stock options, and stock appreciation rights to certain executive employees. The 2000 Plan is administered by the Compensation Committee of the Corporation’s Board of Directors, and provides that the exercise price of options granted thereunder shall not be less than the fair market value of the outstanding shares of the Corporation on the date the options are granted. The 2000 Plan expired in 2010, and no further stock options or other awards may be granted by the Corporation under the 2000 Plan.

None of the named executive officers exercised any options in 2012. All remaining options granted under the Equity Plan expired on April 15, 2013 and, therefore, none of the named executive officers held any outstanding equity awards at year-end 2013.

Change in Control Agreements

Mr. Miller and Mr. Michel each have executed a change in control agreement with the Corporation. Each agreement provides that, if a change in control occurs during the term of the agreement, the Corporation will pay in a lump sum to the named officer a retention bonus equal to the annual salary of the executive. Each agreement also provides that if a change in control occurs during the employment of the officer, the Corporation will employ him for twenty-four months after the change in control (the “Employment Period”). Pursuant to each agreement, the officer will receive compensation that is not less than his compensation immediately prior to the Employment Period and have the right to participate in benefit plans that are not materially less favorable than the benefit plans in which he participated immediately prior to the Employment Period. Upon a termination covered by the agreement (which may include a significant change in duties, a relocation or a failure to assume the obligations of the agreement), the officer may elect to receive from the Corporation COBRA premiums for the Corporation’s group medical insurance for a period of eighteen months plus an amount equal to two times the officer’s annual base salary immediately prior to the termination reduced by the amount of any retention bonus paid to the officer, provided that, in order to receive benefits upon termination, the officer is precluded from competing with the Corporation for a period of twelve months after the termination. In executing the agreement, the officer agreed that he will preserve the confidentiality of the Corporation’s non-public information and will not solicit the customers or employees of the Corporation for a period of twelve months after a termination.

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and corresponding SEC rules enable the Corporation’s shareholders to vote to approve, on an advisory and non-binding basis, the compensation of Corporation’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. As a result, the following resolution will be submitted for shareholder approval at the Annual Meeting:

“RESOLVED, that the shareholders of First Citizens Banc Corp. (the “Corporation”) hereby approve, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Corporation’s Proxy Statement for its 2014 Annual Meeting of Shareholders pursuant to Item 402 of SEC Regulation S-K, including the compensation tables, notes and narrative disclosures contained under the heading “EXECUTIVE COMPENSATION” in the Corporation’s Proxy Statement.”

The Board of Directors believes that the Corporation’s compensation policies and procedures, which are reviewed and approved by the Compensation Committee, are effective in aligning the compensation of the Corporation’s named executive officers with the Corporation’s short-term goals and long-term success and that such compensation and incentives are designed to attract, retain and motivate the Corporation’s key executives who are directly responsible for the Corporation’s continued success. The Board of Directors believes that the Corporation’s compensation policies and practices do not threaten the value of the Corporation or the investments of the Corporation’s shareholders or create incentives to engage in behaviors or business activities that are reasonably likely to have a material adverse impact on the Corporation. The Board of Directors further believes that the Corporation’s culture focuses on sound risk management and appropriately rewards executives for performance. The Board of Directors further believes that the Corporation’s compensation policies and procedures are reasonable in comparison both to the Corporation’s peer bank holding companies and to the Corporation’s performance during the 2013 fiscal year.

Shareholders are encouraged to carefully review the information provided in this Proxy Statement regarding the compensation of the Corporation’s named executive officers in the section captioned “EXECUTIVE COMPENSATION” beginning on page 14 of this Proxy Statement.

Because your vote is advisory, the outcome of the vote will not: (i) be binding upon the Corporation’s Board of Directors or the Compensation Committee with respect to future executive compensation decisions, including those relating to the Corporation’s named executive officers, or otherwise; (ii) overrule any decision made by the Corporation’s Board of Directors or the Compensation Committee; or (iii) create or imply any additional fiduciary duty by the Corporation’s Board of Directors or the Compensation Committee. However, the Compensation Committee expects to take into account the outcome of the advisory vote when considering future executive compensation arrangements.

Recommendation and Vote

The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal is required to approve the non-binding advisory resolution to approve the compensation paid to the Corporation’s named executive officers as disclosed in this Proxy Statement. The effect of an abstention is the same as a vote “AGAINST” the proposal. Broker non-votes will not be counted in determining whether the proposal has been approved.

The Board of Directors recommends that you vote “FOR” Proposal 3 – Non-Binding Advisory Vote on Named Executive Officer Compensation.

PROPOSAL 4

APPROVAL OF THE FIRST CITIZENS BANC CORP. 2014 INCENTIVE PLAN

Background

In 2000, the Corporation’s shareholders approved a plan (the “2000 Plan”) that provided for discretionary grants of incentive stock options, nonqualified stock options and stock appreciation rights to certain executive officers. The 2000 Plan was administered by the Compensation Committee, which awarded stock options to employees in 2002 and in 2003. No awards were made to any employees after 2003. The awards made under the 2000 Plan have expired without being exercised. The 2000 Plan terminated in 2010, and no further awards may be granted under it. The Corporation does not presently have a plan that permits equity-based compensation.

Upon the recommendation of the Compensation Committee, on February 18, 2014, the Corporation’s Board of Directors adopted the 2014 Incentive Plan, subject to approval by the shareholders. The Board of Directors believes it is desirable to utilize equity-based awards as well as cash-based awards to attract and retain talented employees and directors and to promote the long-term growth and financial success of the Corporation and its subsidiaries by encouraging ownership of the Corporation’s common shares, motivating long-range performance, and strengthening employee and director retention. Therefore, the 2014 Incentive Plan makes equity-based awards and cash-based awards available for grant to eligible participants.

The 2014 Incentive Plan will become effective on the date of approval by the Corporation’s shareholders, which will be April 15, 2014 if the shareholders approve the 2014 Incentive Plan at the Annual Meeting. Unless earlier terminated by the Corporation’s Board of Directors, the 2014 Incentive Plan will terminate on the 10th anniversary of the effective date. No award may be made under the 2014 Incentive Plan after the termination date, but awards made prior to the termination date will remain in effect in accordance with their respective terms. In addition, no incentive stock option may be granted after February 18, 2024, the 10th anniversary of the date the Corporation’s Board of Directors adopted the 2014 Incentive Plan.

Why you should vote for the 2014 Incentive Plan

APPROVAL OF THE 2014 INCENTIVE PLAN WILL PERMIT THE DEVELOPMENT OF INCENTIVE PROGRAMS WHICH ALIGN THE INTERESTS OF EMPLOYEES AND SHAREHOLDERS

The Board of Directors believes that the 2014 Incentive Plan will allow the Corporation to better develop incentive compensation programs that align the interests of the Corporation’s employees with those of its shareholders. The Corporation currently pays bonuses and other incentive compensation in cash. The 2014 Incentive Plan will allow the Corporation to use stock-based compensation in its incentive programs. The stock-based compensation can be vested over a period of years to provide a longer-term incentive that focuses on the value of the Corporation’s stock and the interests of its shareholders. The reward to the employees will be consistent with the benefit to the shareholders. The 2014 Incentive Plan is also intended to encourage participants to acquire and maintain ownership interests in the Corporation.

APPROVAL OF THE 2014 INCENTIVE PLAN WILL FACILITATE THE ATTRACTION, RETENTION AND MOTIVATION OF TALENTED ASSOCIATES CRITICAL TO THE CORPORATION’S SUCCESS

The Board of Directors believes that the 2014 Incentive Plan will enhance the ability of the Corporation to attract and retain employees and non-employee directors who can contribute to superior business results for the Corporation. Approval of the 2014 Incentive Plan will provide the Corporation with the flexibility it needs to use equity and cash incentive compensation to attract, retain and motivate talented employees and directors who are important to the Corporation’s long-term growth and success.

Summary of 2014 Incentive Plan

The discussion that follows describes a number of important terms of the 2014 Incentive Plan. The summary is subject, in all respects, to the actual terms of the 2014 Incentive Plan, which is attached as Appendix A to this proxy statement.

Key Provisions	Description
Eligible Participants	Employees and non-employee directors as selected by the Compensation Committee.
Plan Administrator	The 2014 Incentive Plan is administered by the Compensation Committee of the Board of Directors of the Corporation.

Equity Award Types	Stock options, stock awards, stock units and stock appreciation rights.
Cash Award Types	Long-term incentive performance awards and annual bonus awards.
Shares Subject to the Plan	A maximum of 375,000 shares of the Corporation’s Common Stock may be issued under the 2014 Incentive Plan, subject to certain adjustments as provided in the 2014 Incentive Plan.
Limitations on Participant Awards	In a given year, no participant may (a) be granted stock options (nonqualified and incentive stock options), stock appreciation rights or any other awards for more than 20,000 of the Corporation’s shares in the aggregate; or (b) be granted shares subject to a qualified performance award for more than 20,000 of the Corporation’s shares in the aggregate.
Limitations on Director Awards	In a given year, no non-employee director may be granted awards with an aggregate fair market value in excess of $20,000.
Terms of Stock Options And SARs	Terms of the award will not exceed 10 years.
Terms of Performance Measures

The 2014 Incentive Plan provides that performance goals will be based upon one or more, or a combination of performance factors or business criteria specified in the 2014 Incentive Plan as determined by the Compensation Committee related to:

•    Return measures

•    Loan or deposit growth or other balance sheet measures

•    Earnings measures

•    Expense measures

•    Enterprise risk management measures

•    Margins

•    Performance/Efficiency measures

•    Cash flow

•    Asset quality or loan loss measures

•    Internal or external regulatory capital, liquidity, risk or other regulatory-related requirements, expectations, goals or objectives

•    Share price

•    Product, consumer or market-related objectives

•    Off-balance sheet portfolio objectives

•    Market or market-related measures

•    Strategic business goals and objectives.

Please refer to Section 2.28 of the 2014 Incentive Plan for examples of what each performance measure may include.

Acceleration of Vesting Upon Change in Control	Unless otherwise provided in any individual award agreements, as approved by the Compensation Committee, in the event of a change of control, stock options and stock appreciation rights become exercisable, performance goals are deemed satisfied and restriction periods expire.
Transferability	Except in the case of death or pursuant to the terms of a qualified domestic relations order, awards under the 2014 Incentive Plan are not transferable unless permitted by the Compensation Committee under specified circumstances.
Clawback Provisions	The Compensation Committee retains the right at all times to decrease or terminate all awards and payments under the 2014 Incentive Plan, and any and all amounts payable under the 2014 Incentive Plan or paid under the 2014 Incentive Plan shall be subject to clawback, forfeiture, and reduction to the extent determined by the Compensation Committee as necessary to comply with applicable law and/or policies adopted by the Corporation.
Adjustments	The number of shares reserved for issuance under the 2014 Incentive Plan and the terms of awards may be adjusted by the Compensation Committee in the event of an adjustment in the capital structure of the Corporation or a related entity (due to a merger, recapitalization, stock split, stock dividend, or similar event).
Amendment and Termination	The 2014 Incentive Plan and awards granted thereunder may be amended or terminated at any time by the Board of Directors, subject to the following conditions: (a) shareholder approval is required of any 2014 Incentive Plan amendment if required by applicable law, rule or regulations; and (b) the option price for any outstanding option or base price of any outstanding SAR granted under the 2014 Incentive Plan may not be decreased after the date of grant, without shareholder approval. Additionally, except as otherwise provided in the 2014 Incentive Plan, an amendment or termination of an award may not materially adversely affect the rights of an award participation without the participant’s consent.

U.S. Federal Income Tax Consequences

The following summary describes the principal federal (and not state or local) income tax consequences of awards granted under the 2014 Incentive Plan as of this time. This summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to the Corporation. For instance, this summary does not describe state or local tax consequences, nor does it discuss the provisions of Section 409A of the Code, to the extent an award is subject to this section and does not satisfy its requirements.

Nonqualified Stock Options	No income or expense will be recognized by a participant or the Corporation at the time an option is granted. The exercise of a nonqualified stock option generally is a taxable event that requires the participant to recognize, as ordinary income, and the Corporation to deduct as an expense, the difference between the fair market value of the underlying shares and the option price.
Incentive Stock Options	No income or expense will be recognized by a participant at the time an option is granted. No income or expense will be recognized upon the participant’s exercise of the option if certain holding periods and other incentive stock option requirements are met. Any further gain or loss will be capital and will be recognized upon the sale of the shares. The Corporation will have no expense deduction upon exercise of the option. Income will be recognized by the participant and deducted as an expense by the Corporation if he or she disposes of shares acquired under an incentive stock option before the holding periods are met.
Other Stock-Based Awards

No income is recognized by a participant upon the grant of a SAR, but upon exercise of the SAR the participant generally must recognize income equal to any cash that is paid and the fair market value of any Common Stock of the Corporation that is received in settlement of the SAR.

A participant will recognize income on account of a restricted stock award once the shares are either transferable or not subject to a substantial risk of forfeiture. The amount of income recognized by the participant is equal to the fair market value of the Common Stock of the Corporation received on that date.

The federal income tax consequences of the award of restricted stock units, performance share awards, performance unit awards, phantom stock awards or dividend equivalents will depend on the conditions of the award. Generally, the grant of one of these awards does not result in taxable income to the participant or a tax deduction to the Corporation. However, the participant will recognize ordinary compensation income at settlement of the award equal to any cash and the fair market value of any Common Stock of the Corporation received determined as of the date that the award is not subject to a substantial risk of forfeiture or transferable). The Corporation will generally be entitled to a compensation deduction at that time.

Cash-Based Awards	A participant will not recognize ordinary income at the time a cash-based award is granted and the Corporation will not be entitled to a deduction at that time. Generally, a participant will recognize ordinary income in an amount equal to the cash received when the cash-based award is settled. The Corporation will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant at that time.
Code Section 162(m)

The 2014 Incentive Plan is structured to comply with the requirements imposed by Code Section 162(m) and related regulations in order to preserve the Corporation’s tax deduction for awards made under the 2014 Incentive Plan to covered employees. Code Section 162(m) generally will not allow an employer to take a deduction for compensation paid to covered employees (generally, the named executive officers) of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation.

In order to qualify as performance-based compensation for the purposes of Code Section 162(m), the compensation provided under the 2014 Incentive Plan to covered employees must be paid under pre-established objective performance goals and measures determined and certified by a committee comprised of outside directors. Within 90 days after the beginning of each performance period, the Compensation Committee will establish specific performance goals for the performance period. The performance goals are the specific targets and objectives established by the Compensation Committee under one or more, or a combination of, absolute or relative values or a percentage of any of the objective performance measures specified in the 2014 Incentive Plan. Results against the performance goals will be determined and measured by an objective calculation method established by the Compensation Committee at the time of establishment of the performance goals; and the Compensation Committee may determine, at the time performance goals are established, that special items and other unusual or non-recurring items (including changes in tax law or accounting principles) will be excluded from the calculation of achievement of the performance goals. Since payment of performance-based compensation to covered employees is contingent upon the attainment of the pre-established performance goals, the Compensation Committee may not increase the amount of any performance-based compensation that is otherwise payable upon the achievement of the performance goals. However, the Compensation Committee may reduce or eliminate any performance-based compensation otherwise payable to a covered employee through the Compensation Committee’s exercise of negative discretion. In addition to other requirements for the performance-based compensation exception, shareholders must be advised of, and must approve, the performance measures and other material terms (or changes in material terms) for the performance goal(s) under which performance-based compensation is to be paid to covered employees. The 2014 Incentive Plan specifies the performance measures and other material terms that must be approved by the Corporation’s shareholders; and approval of the 2014 Incentive Plan by the required vote of the Corporation’s shareholders at the Annual Meeting is intended to constitute such approval.

IRS CIRCULAR 230 DISCLOSURE: IN ORDER TO ENSURE COMPLIANCE WITH REQUIREMENTS IMPOSED BY THE U.S. INTERNAL REVENUE SERVICE, ANY U.S. FEDERAL TAX ADVICE CONTAINED IN THE FOREGOING IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE U.S. INTERNAL REVENUE CODE OR PROMOTING, MARKETING, OR RECOMMENDING TO ANOTHER PERSON, ANY TRANSACTION OR OTHER MATTER ADDRESSED HEREIN.

As of the date of this Proxy Statement, no determination has been made regarding the number or identity of any employees to whom awards may be granted or the number of common shares that may be subject to any awards. In addition, to date, no determination has been made regarding any awards to non-employee directors. If the 2014 Incentive Plan is approved by the Corporation’s shareholders, the Compensation Committee will determine the manner in which equity-based compensation is incorporated into the total compensation of employees and non-employee directors.

Recommendation and Vote

The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal is required to approve The First Citizens Banc Corp 2014 Incentive Plan. The effect of an abstention is the same as a vote “AGAINST” the proposal. Broker non-votes will not be counted in determining whether the proposal has been approved.

The Board of Directors recommends that you vote “FOR” Proposal 4 – Approval of the First Citizens Banc Corp. 2014 Incentive Plan.

PROPOSAL 5

RATIFICATION OF THE APPOINTMENT OF THE CORPORATION’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of the Corporation’s independent registered public accounting firm is made annually by the Audit Committee. The Audit Committee has appointed S. R. Snodgrass, P.C. (“Snodgrass”) to serve as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The Audit Committee and the Board of Directors have decided to submit the appointment of Snodgrass to the shareholders for ratification as a matter of good corporate governance and because of the important role of the Corporation’s independent registered public accounting firm in reviewing the quality and integrity of the Corporation’s financial statements.

Snodgrass has served as the Corporation’s independent registered public accounting firm since 2009, and Snodgrass audited the Corporation’s consolidated financial statements as of and for the fiscal year ended December 31, 2013, and the effectiveness of the Corporation’s internal control over financial reporting as of December 31, 2013. The Corporation expects that representatives of Snodgrass will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Recommendation and Vote

The affirmative vote of a majority of the common shares represented at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal, is required to ratify the appointment of Snodgrass as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2014. The effect of an abstention is the same as a vote “AGAINST” Proposal 5. Even if the appointment of Snodgrass is ratified by the shareholders, the Audit Committee, in its discretion, could decide to terminate the engagement of Snodgrass and to engage another firm if the Audit Committee determines such action is necessary or desirable. If the appointment of Snodgrass is not ratified, the Audit Committee will reconsider the appointment (but may decide to maintain the appointment).

The Board of Directors recommends that you vote “FOR” Proposal 5 – Ratification of the Appointment of the Corporation’s Independent Registered Public Accounting Firm.

AUDIT COMMITTEE MATTERS

Pre-Approval of Services Performed by Independent Registered Public Accounting Firm

Under applicable SEC rules, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Corporation’s independent registered public accounting firm in order to assure that they do not impair the independent registered public accounting firm’s independence from the Corporation. The SEC’s rules specify the types of non-audit services that an independent registered public accounting firm may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm. Accordingly, the Audit Committee pre-approves all audit and permitted non-audit services proposed to be provided by the Corporation’s independent registered public accounting firm.

Fees of Independent Registered Public Accounting Firm

Snodgrass served as the Corporation’s independent registered public accounting firm for the 2013 and 2012 fiscal years. The Audit Committee pre-approved all services rendered by Snodgrass for 2013 and 2012. Proposals submitted by Snodgrass were presented to and acted upon at meetings of the Audit Committee. Snodgrass billed the aggregate fees shown below for audit services, audit related services, tax services and other services rendered to the Corporation and its subsidiaries for the 2013 and 2012 fiscal years.

	2013	2012
Audit Fees (1)	$239,375	$225,437
Audit Related Fees (2)	$20,285	$19,857
Tax Fees (3)	$24,783	$24,265
All Other Fees	$0	$2,500	(4)

	$284,443	$272,059

(1)	Includes fees paid to Snodgrass for the 2013 and 2012 fiscal years for the audit of the Corporation’s financial statements, the audit of the Corporation’s internal control over financial reporting, and the review of financial statements included in the Corporation’s quarterly reports and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	Includes fees paid to Snodgrass for the 2013 and 2012 fiscal years related to the audit of the Corporation’s 401(k) and employee benefit plans.
(3)	Includes fees paid to Snodgrass for the 2013 and 2012 fiscal years related to the preparation of tax returns and quarterly estimated tax payment calculations.
(4)	Includes fees paid to Snodgrass for the 2012 fiscal year related to capital stress testing validation consultations.

AUDIT COMMITTEE REPORT

The Corporation’s Audit Committee has reviewed and discussed with management and with Snodgrass, the Corporation’s independent registered public accounting firm for 2013, the audited financial statements of the Corporation for the year ended December 31, 2013. In addition, the Audit Committee has discussed with Snodgrass the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also has received the written disclosures and the letter from Snodgrass required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence and has discussed with Snodgrass its independence from the Corporation.

Based on the foregoing discussions and reviews, the Audit Committee has recommended to the Corporation’s Board of Directors that the audited financial statements for the year ended December 31, 2013 be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Respectfully submitted,
The Audit Committee

Allen R. Nickles, Chairman
Thomas A. Depler
Daniel J. White

Shareholder Proposals for 2015 Annual Meeting

Proposals by shareholders intended to be presented at the 2015 annual meeting of shareholders must be received by the Secretary of the Corporation no later than November 18, 2014, to be eligible for inclusion in the Corporation’s proxy, notice of meeting and proxy statement and Notice of Internet Availability of Proxy Materials relating to the 2015 annual meeting. The Corporation will not be required to include in its proxy, notice of meeting, proxy statement or Notice of Internet Availability of Proxy Materials, a shareholder proposal that is received after that date or that otherwise fails to meet the requirements for shareholder proposals established by applicable SEC rules. Any shareholder that intends to submit a proposal other than for inclusion in the proxy materials must deliver such proposal to the Secretary of the Corporation not less than 60 nor more than 90 days prior to the 2015 annual meeting (or 15 days after the date of notice or public disclosure if the Corporation provides less than 75 days notice of the meeting), or such proposal will be considered untimely. If a shareholder proposal is untimely, the Corporation may vote in its discretion on that proposal all of the common shares for which it has received proxies for the 2015 annual meeting. Proposals by shareholders intended to be presented at the 2015 annual meeting should be mailed or delivered to First Citizens Banc Corp., 100 East Water Street, Sandusky, Ohio 44870, Attention: Secretary.

Other Matters

As of the date of this Proxy Statement, the Board of Directors knows of no matter that will be presented for action by the shareholders at the Annual Meeting other than those matters discussed in this Proxy Statement. However, if any other matter requiring a vote of the shareholders should properly come before the Annual Meeting, including matters relating to the conduct of the Annual Meeting, the individuals acting under the proxies solicited by the Board of Directors will vote and act according to their best judgments in light of the conditions then prevailing, to the extent permitted under applicable law.

Annual Report

The Corporation’s Annual Report is not intended to be a part of this Proxy Statement. A copy of the Corporation’s Annual Report has been mailed to shareholders with this Proxy Statement. Additional copies of the Corporation’s Annual Report are available to shareholders without charge upon request to James O. Miller, President, First Citizens Banc Corp., 100 East Water Street, Sandusky, Ohio 44870.

By Order of the Board of Directors

James E. McGookey, Secretary
First Citizens Banc Corp

APPENDIX A

FIRST CITIZENS BANC CORP.

2014 INCENTIVE PLAN

SECTION 1. PURPOSE AND EFFECTIVE DATE.

1.1 Purpose. The purpose of the First Citizens Banc Corp. 2014 Incentive Plan (the “Plan”) is to provide a means through which the Company and its Subsidiaries may attract and retain Employees and Non-Employee Directors, to provide incentives that align their interests with those of the Company’s shareholders, and to promote the success of the Company’s business.

1.2 Effective Date. The Plan will become effective on the later of the date on which the Plan is approved by the Board or by the Company’s stockholders (“Effective Date”).

SECTION 2. DEFINITIONS.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Annual Bonus Award” means an Award to Employees who are Participants pursuant to Section 10 consisting of the right to receive a cash payment on an annual basis.

2.2 “Award” means, individually or collectively, any award or benefit, to an Employee or Non-Employee Director permitted and granted under the Plan, including Stock Options, Stock Awards, Stock Units, Stock Appreciation Rights, Annual Bonus Awards, and Long-Term Incentive Awards.

2.3 “Award Agreement” means any agreement, document, or other instrument (which may be in written or electronic form) evidencing an Award granted under the Plan and specifying the terms, conditions, and restrictions thereof, including, without limitation, a Stock Option Agreement, Stock Award Agreement, Stock Unit Agreement, and Stock Appreciation Right Agreement.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means the definition of “Cause” set forth in an Employee’s employment agreement or in a Participant’s Award Agreement, or in the absence thereof, “Cause” means:

(a) a Participant’s willful engagement in misconduct in the performance of his or her duties that causes material harm to the Company or any Subsidiary; or

(b) a Participant’s conviction of a criminal violation involving fraud or dishonesty or the illegal use of drugs; or

(c) a Participant’s violation of any confidentiality or other Agreement with the Company or any Subsidiary; or

(d) a Participant’s engagement in any intentional misconduct which would cause the Company or any Subsidiary to violate any state or federal law relating to sexual harassment or age, sex or other prohibitive discrimination, or intentional violation of any written policy of the Company or any Subsidiary adopted with respect to any such law; or

(e) a Participant’s engagement in any act involving the misappropriation of money or other property of the Company or any of its Subsidiaries;

in each case is determined by the Committee in its discretion, which determination shall be final and binding upon each Participant.

2.6 “Change in Control” has the meaning set forth in Section 12.2 of the Plan; provided, however, if an Award is deferred compensation subject to Section 409A, the Award Agreement may, as determined by the Committee, include an amended definition of “Change in Control” as necessary to comply with Section 409A.

2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 “Committee” means the Compensation Committee of the Board or such other committee or subcommittee (including a subcommittee thereof if required with respect to actions taken to comply with Section 162(m) in respect of Awards to Covered Employees) as may be designated by the Board from time to time to administer the Plan.

2.9 “Common Stock” means the common stock, no par value, of the Company.

2.10 “Company” means First Citizens Banc Corp., an Ohio corporation, or any successor thereto.

2.11 “Covered Employee” has the meaning given the term in Code Section 162(m)(3) as interpreted by Internal Revenue Service Notice 2007-49.

2.12 “Director” means a member of the Board of Directors of the Company.

2.13 “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Subsidiary in which a Participant participates.

2.14 “Effective Date” has the meaning set forth in Section 1.2.

2.15 “Eligible Person” means any Employee or Non-Employee Director (and such other individuals designated by the Committee to become Employees or Non-Employee Directors upon or after the receipt of Awards).

2.16 “Employee” means any individual classified as an employee of the Company or any Subsidiary by the Company on its payroll system; provided, however, that with respect to Incentive Stock Options, the term “Employee” means any individual who is considered an employee of the Company or any Subsidiary for purposes of United States Treasury Regulation Section 1.421-1(h) (or any successor provision thereof).

2.17 “Employee Award” means any Award granted to an Employee.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto, and the rules and regulations promulgated thereunder.

2.19 “Fair Market Value” means, on a particular date,

(a) (i) if Common Stock is listed on a national securities exchange, the closing price per share of such Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if Common Stock is not so listed but is quoted on the NASDAQ National Market, the mean between the highest and lowest sales price per share of Common Stock reported by the NASDAQ National Market on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the NASDAQ Stock Market, or, if not reported by the NASDAQ Stock Market, by the National Quotation Bureau, Incorporated, or (iv) if Common Stock is not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose, or

(b) if applicable, the price per share as determined by the Committee in good faith (which determination shall be conclusive and binding on all persons); provided, however, that with respect to any Award that is intended to be exempt from the requirements of Section 409A, a value determined by the reasonable application of a reasonable valuation method as defined in Section 409A (and, with respect to ISOs, in accordance with Section 422 of the Code and the regulations thereunder).

2.20 “Good Reason” means, in the case of a Participant who is an Employee, the definition of “Good Reason” set forth in the Employee’s employment agreement or in the Employee’s Award Agreement, or in the absence thereof, “Good Reason” means:

(a) a material change in the nature or scope of the Participant’s authority or duties; or

(b) a material reduction in the Participant’s rate of base salary; or

(c) the Company changes by fifty (50) miles or more the principal location in which the Participant is required to perform services; or

(d) the Company terminates or materially amends, or terminates or materially restricts the Participant’s participation in, any equity, bonus or equity-based compensation plans or qualified or supplemental retirement plans so that, when considered in the aggregate with any substitute plan or plans, the plans in which the Participant is participating materially fail to provide him or her with a level of benefits provided in the aggregate by such plans prior to such termination or amendment; or

(e) the Company materially breaches the provisions of an Award Agreement.

A termination of the Participant’s employment shall not be deemed to be for Good Reason unless (i) the Participant gives notice to the Company of the existence of the event or condition constituting Good Reason within thirty (30) days after such event or condition initially occurs or exists, (ii) the Company fails to cure such event or condition within thirty (30) days after receiving such notice, and (iii) the Participant’s termination occurs not later than ninety (90) days after such event or condition initially occurs or exists, in each case without the Participant’s written consent.

2.21 “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 6 of the Plan that meets the requirements of Section 422(b) of the Code or any successor provision.

2.22 “Long-Term Incentive Award” means an Award to Employees who are Participants pursuant to Section 11 consisting of the right to receive a payment in cash and/or in shares of Common Stock to the extent Performance Goals are achieved and/or other requirements are met.

2.23 “Non-Employee Director” means a Director, or a member of the board of directors of a Subsidiary, who is not an Employee.

2.24 “Nonqualified Performance Award” means a Performance Award that is not intended to be a Qualified Performance Award.

2.25 “Nonqualified Stock Option” or “NSO” means a Stock Option granted under Section 6 of the Plan that is not an Incentive Stock Option.

2.26 “Participant” means any Eligible Person selected to receive an Award under the Plan.

2.27 “Performance Award” means an Award, other than an ISO, NSO, or SAR, that is subject to the attainment of one or more Performance Goals.

2.28 “Performance Goals” means, with respect to a Qualified Performance Award (and if the Committee so decides, with respect to a Nonqualified Performance Award) one (1) or more (either alone or in combination) of the following performance factors or business criteria which may be established by the Committee with respect to the Company or any one or more of its Subsidiaries or other business units:

(a)	net earnings or net income, before or after taxes (including, but not limited to, net income, net income available to common shareholders, and income before taxes);

(b)	earnings before or after taxes, interest, depreciation and/or amortization;

(c)	earnings per share or earnings per diluted common share;

(d)	revenue growth;

(e)	net operating profit;

(f)	pre-tax, pre-credit costs income;

(g)	net interest margin;

(h)	return measures (including, but not limited to, return on average assets, capital, invested capital, or average equity);

(i)	cash flow (including, but not limited to, operating cash flow, free cash flow, cash generation, cash flow return on equity, and cash flow return on investment).

(j)	gross or operating margins;

(k)	productivity ratios (including, but not limited to, efficiency ratio);

(l)	capital ratios;

(m)	liquidity ratios;

(n)	share price (including, but not limited to, growth measures and total shareholder return);

(o)	expense targets;

(p)	margins;

(q)	operating efficiency;

(r)	market share (including, but not limited to, deposit market share or loan market share);

(s)	loan and/or deposit growth;

(t)	customer satisfaction;

(u)	unit volume;

(v)	working capital targets and change in working capital;

(w)	economic value added (including, but not limited to, net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(x)	asset growth;

(y)	non-interest expenses as a percentage of total expense;

(z)	loan charge-offs as a percentage of total loans;

(aa)	risk and asset quality measures (including, but not limited to, net charge-off ratio, non-performing assets ratio, and classified assets ratio);

(bb)	regulatory compliance; and

(cc)	successful negotiation or renewal of contracts with new or existing customers or new or existing service providers.

As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with United States generally accepted accounting principles to the extent applicable, but, unless otherwise determined and specified by the Committee will exclude the effects of the following: (i) charges or expenses for reorganizing and restructuring; (ii) discontinued operations; (iii) asset write-downs; (iv) gains or losses on the disposition of a business; (v) changes in tax or accounting principles, regulations or laws; (vi) mergers, acquisitions or dispositions; (vii) restatements and accounting charges; (viii) impacts on interest expense, preferred dividends and share dilution as a result of debt and capital transactions; and (ix) extraordinary, unusual and/or non-recurring items of income, expense, gain or loss, or charges that, in case of each of the foregoing, the Company identifies in its financial statements, including notes to the final statements.

In addition, the Committee may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a performance period: (aa) litigation, claims, judgments or settlements; (bb) the effects of changes in other laws or regulations affecting reported results; and (cc) accruals of any amounts for payment under the Plan or any other compensation arrangements maintained by the Company; provided that such adjustment was specified in the Award during the initial ninety (90) days of an applicable performance period if the Award is subject to Section 409A. Performance Goals may be specified in absolute terms, in percentages, or in terms of growth from period to period or growth rates over time, as well as measured relative to the performance of a group of comparator companies, or a published or special index, or a stock market index, that the Committee, in its discretion, deems appropriate. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). In addition, in the case of Awards that will not be Qualified Performance Awards, the Committee may establish other Performance Goals and provide for other exclusions or adjustments not listed in this Section 2.27.

2.29 “Plan” means this First Citizens Banc Corp. 2014 Incentive Plan, as it may be amended from time to time.

2.30 “Proceeding” has the meaning set forth in Section 18 of the Plan.

2.31 “Qualified Performance Award” means an Employee Award that is a Performance Award to a Covered Employee that is intended to qualify as performance-based compensation under Section 162(m).

2.32 “Restriction Period” means the period during which an Award may be earned by a Participant.

2.33 “Restricted Stock” means an Award of Common Stock that is subject to forfeiture until vesting conditions are satisfied.

2.34 “Section 162(m)” means Code Section 162(m) and the regulatory and other guidance issued thereunder by the United States Department of the Treasury and/or Internal Revenue Service.

2.35 “Section 409A” means Section 409A of the Code and the regulatory and other guidance issued thereunder by the United States Department of the Treasury and/or Internal Revenue Service.

2.36 “Stock Appreciation Right” or “SAR” means a right granted under Section 9 of the Plan.

2.37 “Stock Award” means a grant of shares of Common Stock under Section 7 of the Plan, which grant may be a grant of Restricted Stock.

2.38 “Stock Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under Section 6 of the Plan.

2.39 “Stock Unit” means a right granted to a Participant to receive shares of Common Stock or cash or a combination of shares of Common Stock and cash under Section 8 of the Plan.

2.40 “Subsidiary” means an entity of which the Company is the direct or indirect (in an unbroken chain of entities beginning with the Company) beneficial owner of not less than fifty percent (50%) of all issued and outstanding equity interests of such entity, including entities acquired after the Effective Date. As of the Effective Date, the Subsidiaries are The Citizens Banking Company, First Citizens Insurance Agency Inc., First Citizen Investments, Inc., First Citizens Capital LLC, and Water Street Properties and FC Refund Solutions, Inc.

2.41 “Substitute Awards” means shares of Common Stock subject to Awards granted in assumption, substitution or exchange for previously granted stock-based awards under a stockholder-approved plan of a company acquired by the Company.

SECTION 3. ADMINISTRATION.

3.1 The Committee. Except as otherwise provided herein, this Plan shall be administered by the Committee. Any Award that is intended to be a Qualified Performance Award shall be issued by the Committee or a subcommittee consisting solely of members of the Board who are “outside directors” under Section 162(m).

3.2 Authority of the Committee.

(a) Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and adopt such rules, regulations and guidelines to carrying out this Plan as it may deem necessary or proper, all of which power shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. The Committee may, in its discretion, provide for the extension of the exercisability of an Employee Award, accelerate the vesting or exercisability of an Employee Award, eliminate or make less restrictive any restrictions applicable to an Employee Award, waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards) or an Employee Award or otherwise amend or modify an Employee Award in any manner that is either (i) not adverse to the Participant to whom such Employee Award was granted or (ii) consented to by such Participant. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. Any decision of the Committee, with respect to Employee Awards, in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(b) The Committee shall have the independent authority and discretion over the appointment, compensation and oversight of the services of advisors to the Committee, including compensation consultants and legal counsel, provided such advisors meet the standards for independence as established by the exchange on which the Common Stock is traded. The Company shall pay the compensation and expenses of such advisors. The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

(c) No member of the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s articles or certificate of incorporation and regulations or by-laws.

3.3 Performance Goals.

(a) The Committee may, in its discretion, provide that any Award granted under the Plan shall be subject to the attainment of Performance Goals. Performance Goals may be absolute in their terms or measured against or in relationship to the performance of other companies or indices selected by the Committee. In addition, as provided in Section 2.28, Performance Goals may be adjusted for any events or occurrences, as may be determined by the Committee. Performance Goals may be particular to one or more lines of business or Subsidiaries or may be based on the performance of the Company and its Subsidiaries as a whole.

(b) As provided in Sections 2.28 and 3.3(a), with respect to each performance period established by the Committee, (i) the Committee shall establish such Performance Goals relating to one or more of the business criteria selected pursuant to Sections 2.28 and 3.3(a), and (ii) the Committee shall establish targets for Participants for achievement of Performance Goals. The Performance Goals and performance targets established by the Committee may be identical for all Participants for a given performance period or, at the discretion of the Committee, may differ among Participants. Following the completion of each performance period, the Committee shall determine the extent to which Performance Goals for that performance period have been achieved and shall authorize the award of shares of Common Stock or cash, as applicable, to the Participant for whom the targets were established, in accordance with the terms of the applicable Award Agreements.

SECTION 4. ELIGIBILITY AND AWARDS.

4.1 Participants. Participants shall consist of all Eligible Persons whom the Committee may designate from time to time to receive Awards under the Plan; provided, however, that Awards of Incentive Stock Options may only be made to an Employee who is considered an employee of the Company or any Subsidiary for purposes of United States Treasury Regulation Section 1.421-1(h) or any successor provision related thereto.

4.2 Awards. Subject to the terms of the Plan, any type of Awards may be granted by the Committee to any Participant, but only Employees may receive Awards of Incentive Stock Options. Awards may be granted alone, or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 16.3) in substitution or any other Award (or any other award granted under another plan of the Company or any Subsidiary, including the plan of an acquired entity).

4.3 Award Agreements. Each Award shall be evidenced by an Award Agreement specifying the terms and conditions of the Award. In the sole discretion of the Committee, the Award Agreement may condition the grant of an Award upon the Participant’s entering into one or more of the following agreements with the Company: (a) an agreement not to compete with, or solicit the customers or employees of, the Company and its Subsidiaries which shall become effective as of the date of the grant of the Award and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information. Such Award Agreement or other agreement may contain such other terms and conditions as the Committee shall determine, including provisions for the Participant’s forfeiture of an Award or the return of vested shares of Common Stock received in connection with an Award in the event of the Participant’s noncompliance with the provisions of, or as otherwise provided in, such Award Agreement or other agreement. If the Participant shall fail to enter into any such agreement at the request of the Committee and within any period specified by the Committee, then the Award granted or to be granted to such Participant shall be forfeited and cancelled. The applicable Award Agreement shall specify the termination provisions of an Award upon a Participant’s termination of employment or service with the Company and its Subsidiaries.

4.4 Performance Awards. Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee; provided that any Stock Award which is a Performance Award shall have a minimum Restriction Period of one year from the Grant Date; provided further that the Committee may provide for earlier vesting in an Employee Award upon a termination of employment by reason of death, Disability or retirement after age sixty (60). The Committee shall set Performance Goals in its discretion which, depending on the extent which they are met, will determine the value, vesting and/or amount of Performance Awards that will be paid out.

(a) Nonqualified Performance Awards. Nonqualified Performance Awards granted to Participants shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee shall determine.

(b) Qualified Performance Awards. Qualified Performance Awards granted to Covered Employees under the Plan shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more Performance Goals established by the Committee prior to the earlier to occur of (x) ninety (90) days after the commencement of the period of service to which the Performance Goal relates, or (y) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established) to which the Performance Goal relates, and in any event while the outcome of the Performance Award is substantially uncertain. In interpreting Plan provisions applicable to Performance Goals and Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Section 162(m), as to grants to Covered Employees and those Employees whose compensation is likely to be subject to Section 162(m), and the Committee shall be guided by such provisions in establishing such goals. Prior to the payment of any compensation relating to Qualified Performance Awards based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. No Qualified Performance Awards shall be granted unless the Performance Goals have been approved by the shareholders of the Company within five (5) years of the commencement of the performance period to which such Performance Goals relate. The Committee, in determining the actual amount of a Qualified Performance Award, may reduce or eliminate (but not increase) the amount of the Qualified Performance Award payout through the use of negative discretion provided that the exercise of such negative discretion does not cause the Qualified Performance Award to fail to qualify as performance-based compensation under Section 162(m).

SECTION 5. SHARES OF COMMON STOCK SUBJECT TO PLAN.

5.1 Total Number of Shares.

(a) Subject to adjustment as provided in Section 5.3, the total number of shares of Common Stock that may be subject to Awards granted under the Plan shall be Three Hundred Seventy-Five Thousand (375,000) shares. The number of shares of Common Stock available for grant under the Plan shall be reduced by (i) one (1) for each share subject to a Stock Option or SAR; and (ii) one (1) share for each share subject to a Stock Award, a Stock Unit or a Long-Term Incentive Award. Shares of Common Stock subject to Awards granted under the Plan may be either authorized but unissued shares or treasury shares, and shall be adjusted in accordance with the provisions of Section 5.3 of the Plan. Substitute Awards do not reduce the shares of Common Stock available for Awards under the Plan.

(b) Any shares of Common Stock subject to an Award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 5.1(b) shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights, and as one (1) share if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein, shares of Common Stock subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (i) shares tendered in payment of an Option, (ii) shares delivered to or withheld by the Company to satisfy any tax withholding obligation, or (iii) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

5.2 Limitations. Subject to adjustment as provided in Section 5.3:

(a) Of the total shares of Common Stock authorized for issuance under the Plan pursuant to Section 5.1, the maximum number of shares of Common Stock under the Plan that shall be available for (i) Awards of Incentive Stock Options is Three Hundred Seventy-Five Thousand (375,000) shares of Common Stock; and (ii) Awards of Nonqualified Stock Options and Stock Appreciation Rights is Three Hundred Seventy-Five Thousand (375,000) shares of Common Stock.

(b) No Participant shall be granted, during any one (1) calendar year period, Options and Stock Appreciation Rights with respect to more than Twenty Thousand (20,000) shares of Common Stock in the aggregate, or any other Awards with respect to more than Twenty Thousand (20,000) shares of Common Stock in the aggregate. If an Award is to be settled in cash, the number of shares of Common Stock on which the Award is based shall not count towards the individual share limit set forth in this Section 5.2(b).

(c) The maximum number of shares of Common Stock subject to a Qualified Performance Award that may be granted under the Plan in any one (1) calendar year to a Participant is Twenty Thousand (20,000) shares of Common Stock.

(d) During any one (1) calendar year, no Non-Employee Director may receive Awards with an aggregate grant date Fair Market Value in excess of Twenty Thousand Dollars ($20,000).

5.3 Adjustment. In the event of any reorganization, recapitalization, stock split, stock distribution, stock dividend, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Committee shall make such adjustments as are necessary and appropriate to preserve the benefits or intended benefits of the Plan and Awards granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares of Common Stock reserved for issuance under the Plan; (b) adjustment in the number and kind of shares of Common Stock covered by outstanding Awards; (c) adjustment in the exercise price of outstanding Stock Options or Stock Appreciation Rights, or the price of other Awards under the Plan; (d) adjustments to the share limitations set forth in Section 5.2 of the Plan; and (e) any other changes that the Committee determines to be equitable under the circumstances. Notwithstanding the foregoing, previously granted Stock Options and SARs are subject only to such adjustments as are necessary to maintain the relative proportionate interest the Stock Options and SARs represented immediately prior to such event and to preserve, without exceeding, the value of Stock Options and SARs in accordance with Code Section 422 and Section 409A.

SECTION 6. STOCK OPTIONS.

6.1 Grant. Subject to the terms of the Plan, the Committee may from time to time grant Stock Options to Participants. Stock Options granted under the Plan to Non-Employee Directors shall be NSOs. Unless otherwise expressly provided at the time of the grant to be Awards of ISOs, Stock Options granted under the Plan to Employees shall be NSOs.

6.2 Stock Option Agreement. The grant of each Stock Option shall be evidenced by a written Award Agreement sometimes referred to herein as a “Stock Option Agreement” specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option, how the Stock Option will be exercised, and such other terms and conditions established by the Committee, in its sole discretion, not inconsistent with the Plan. With respect to a Stock Option, in no event shall a Participant be entitled to amounts equivalent to cash dividends, stock dividends or other property dividends on the shares of Common Stock subject to the Stock Option.

6.3 Exercise Price and Period. With respect to each Stock Option granted to a Participant:

(a) Except as provided in Section 6.4(b), Section 16.3, or in the case of Substituted Awards, the per share exercise price of each Stock Option shall be the one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b) Each Stock Option shall become exercisable as set forth in the Stock Option Agreement. Notwithstanding the foregoing sentence, the Committee shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Employee’s termination of employment with the Company or any Subsidiary, or a Non-Employee Director’s termination of service on the Board or on the board of directors of a Subsidiary, without Cause.

(c) Except as provided in Section 6.4(b), each Stock Option that has not terminated earlier as provided in the Stock Option Agreement shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten (10) years after the date of grant.

6.4 Required Terms and Conditions of ISOs. In addition to the foregoing, each ISO granted to an Employee shall be subject to the following specific rules:

(a) The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed One Hundred Thousand Dollars ($100,000). If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 6.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b) Notwithstanding anything herein to the contrary, if an ISO is granted to an Employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth (5th) year anniversary of the date the ISO was granted.

(c) No ISOs shall be granted under the Plan after the ten (10) year anniversary of the Effective Date.

6.5 Exercise of Stock Options.

(a) A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Committee may prescribe. All notices or requests provided for herein shall be delivered to the Secretary of the Company or such party as the Secretary of the Company may designate.

(b) The Committee in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price and specified in the Award Agreement:

(i) in cash;

(iii) by directing the Company to withhold the number of shares of Common Stock otherwise issuable in connection with the exercise of the Stock Option that have an aggregate Fair Market Value equal to the exercise price;

(iv) by delivering previously acquired shares of Common Stock that are acceptable to the Committee and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price; however, such terms shall be specified in the Award Agreement effective at the date of grant.

(c) The Company shall, subject to compliance with the Exchange Act and other applicable laws, issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise.

SECTION 7. STOCK AWARDS.

7.1 Grant. The Committee may, in its discretion, (a) grant shares of Common Stock under the Plan to any Participant without payment of consideration by such Participant, (b) grant shares of Restricted Stock to any Participant, or (c) sell shares of Common Stock under the Plan to any Participant for such amount of cash, Common Stock or other consideration as the Committee deems appropriate.

7.2 Stock Award Agreement. Each share of Common Stock issued to a Participant under this Section 7 shall be evidenced by a written Award Agreement sometimes referred to herein as a “Stock Award Agreement”, which shall specify whether the shares of Common Stock are granted or sold to the Participant and such other restrictions, terms and conditions (including the attainment of Performance Goals) established by the Committee in its sole discretion, not inconsistent with the Plan and the following provisions:

(a) The restrictions to which the shares of Common Stock awarded hereunder are subject shall lapse as set forth in the Stock Award Agreement. The Committee shall have the discretion to accelerate the date as of which the restrictions lapse with respect to a Stock Award in the event of an Employee’s termination of employment with the Company or any Subsidiary, or a Non-Employee Director’s termination of service on the Board or on the board of directors of a Subsidiary, without Cause, after giving consideration to Section 409A.

(b) Except as provided in this subsection (b) and unless otherwise provided in the Stock Award Agreement, the Participant receiving a grant of or purchasing Common Stock shall thereupon be a stockholder with respect to all of the shares of Common Stock subject to the Stock Award and shall have the rights of a stockholder with respect to such shares, including the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. Notwithstanding the preceding sentence, in the case of a Stock Award that provides for the right to receive dividends or distributions: (i) if such Stock Award is Restricted Stock, the Company may accumulate and hold such dividends or distributions. In either such case, the accumulated dividends or other distributions shall be paid to the Participant only upon the lapse of the restrictions to which the Stock Award is subject, and any such dividends or distributions attributable to the portion of a Stock Award for which the restrictions do not lapse shall be forfeited.

(c) The Company shall, subject to compliance with the Exchange Act and other applicable laws, issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock granted or sold to the Participant, as soon as may be reasonably practicable after such grant or sale, which, in the case of Restricted Stock, may be held by the Secretary of the Company until such time as the Common Stock is forfeited or the restrictions lapse.

SECTION 8. STOCK UNITS.

8.1 Grant. The Committee may, in its discretion, grant Stock Units to any Participant. Each Stock Unit shall entitle the Participant to receive, on the date or upon the occurrence of an event (including the attainment of Performance Goals) as described in the Stock Unit Agreement, one share of Common Stock or cash equal to the Fair Market Value of a share of Common Stock on the date of such event, as provided in the Stock Unit Agreement.

8.2 Stock Unit Agreement. Each grant of Stock Units to a Participant under this Section 8 shall be evidenced by a written Award Agreement sometimes referred to herein as a “Stock Unit Agreement”, which shall specify the restrictions, terms and conditions established by the Committee in its sole discretion, not inconsistent with the Plan and the following provisions:

(a) The restrictions to which the Stock Units awarded hereunder are subject shall lapse as set forth in the Stock Unit Agreement. The Board shall have the discretion to accelerate the date as of which the restrictions lapse in the event of an Employee’s termination of employment with the Company or any Subsidiary, or a Non-Employee Director’s termination of service on the Board or on the board of directors of a Subsidiary, without Cause, after giving consideration to Section 409A.

(b) Except as provided in this subsection (b), and unless otherwise provided in the Stock Unit Agreement, a Participant shall have no rights of a stockholder, including voting or dividend or other distribution rights, with respect to any Stock Units prior to the date they are settled in shares of Common Stock. A Stock Unit Agreement may provide that, until the Stock Units are settled in shares of Common Stock or cash, the Participant shall receive, on each dividend or distribution payment date applicable to the Common Stock, an amount equal to the dividends or distributions that the Participant would have received had the Stock Units held by the Participant as of the related record date been actual shares of Common Stock. Notwithstanding the preceding sentence, in the case of a Stock Unit Award that provides for the right to receive amounts related to dividends or distributions: (i) if such Stock Unit Award is subject to performance-based restrictions as described in Section 3.3, the Company shall accumulate and hold such amounts, and (ii) in the case of all other such Stock Unit Awards, the

Committee shall have the discretion to cause the Company to accumulate and hold such amounts. In either such case, the accumulated amounts shall be paid to the Participant only upon the lapse of the restrictions to which the Stock Unit Award is subject and any such amounts attributable to the portion of a Stock Unit Award for which the restrictions do not lapse shall be forfeited.

(c) Upon settlement of Stock Units in Common Stock, the Company shall, subject to compliance with the Exchange Act and other applicable laws, issue, in the name of the Participant, stock certificates representing a number of shares of Common Stock equal to the number of Stock Units being settled.

SECTION 9. STOCK APPRECIATION RIGHTS (SARS).

9.1 Grant. The Committee may, in its discretion, grant an SAR under the Plan to any Participant who is an Employee. Each SAR granted to a Participant shall entitle the Participant to receive an amount (payable in cash or in shares of Common Stock, or a combination thereof, determined by the Committee and set forth in the related Stock Appreciation Right Agreement) equal to the excess of (a) the Fair Market Value per share of Common Stock on the date of exercise of such SAR, over (b) the exercise price of the SAR, multiplied by the number of shares of the Common Stock with respect to which the SAR is being exercised.

9.2 Stock Appreciation Right Agreement. Each SAR granted under this Section 9 shall be evidenced by a written Award Agreement sometimes referred to herein as a “Stock Appreciation Right Agreement”, specifying the conditions for exercise, the exercise period, the exercise price, the expiration date, the number of shares of Common Stock subject to each SAR, whether the SAR is to be settled in shares of Common Stock or cash and such other terms and conditions established by the Board in its sole discretion, not inconsistent with the Plan and the following provisions:

(a) Except in the case of Substituted Awards and Section 16.3, the per share exercise price of each SAR shall be one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the SAR on the date on which the SAR is granted.

(b) Each SAR shall become exercisable as set forth in the Stock Appreciation Right Agreement. The Committee shall have the discretion to accelerate the date as of which any SAR shall become exercisable in the event of a Participant’s termination of employment with the Company or any Subsidiary without Cause.

(c) Unless a shorter period is provided in the Stock Appreciation Right Agreement, each SAR shall expire on the date ten (10) years after the date of grant.

(d) Upon exercise of an SAR settled in Common Stock, the Company shall, subject to compliance with the Exchange Act and other applicable laws, issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable to the Participant.

With respect to a Stock Appreciation Right, in no event shall a Participant be entitled to amounts equivalent to cash dividends, stock dividends or other dividends on the shares of Common Stock subject to the SAR.

SECTION 10. ANNUAL BONUS AWARDS.

Subject to the terms of the Plan, the Committee will determine all terms and conditions of an Annual Bonus Award, including but not limited to, whether or not the Annual Bonus Award will be solely a discretionary Annual Bonus Award, any Performance Goals, performance period, the potential payable, and the timing and form of payment, subject to the following if the Committee determines that the Annual Bonus Award shall be a Performance Award (instead of a discretionary Annual Bonus Award): (a) the Committee must require that payment of all or any portion of the amount subject to the Annual Bonus Award is contingent on the achievement of one or more Performance Goals during the performance period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award is deemed achieved upon a Participant’s death, Disability or retirement, or such other circumstances as the Committee may specify; and (b) the performance period must relate to a period of one (1) fiscal year of the Company except that, if the Award is made in the year this Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one (1) fiscal year.

SECTION 11. LONG-TERM INCENTIVE AWARDS.

Subject to the terms of the Plan, the Committee will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing and form of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement of one or more Performance Goals during the performance period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award is deemed achieved upon a Participant’s death, Disability or retirement, or such other circumstances as the Committee may specify; and (b) the performance period must relate to a period of more than one (1) fiscal year of the Company. Dividend equivalents shall not be paid until and to the extent that the Performance Goals are met.

SECTION 12. CHANGE IN CONTROL.

12.1 Effect of Change in Control. Except as otherwise provided in any Award Agreement, notwithstanding any provision of the Plan to the contrary upon a Change in Control of the Company (as defined in Section 12.2) all NSOs, ISOs, and SARs shall become immediately exercisable with respect to one hundred percent (100%) of the shares of Common Stock subject to such NSOs, ISOs, and SARs; with respect to all Performance Awards, all Performance Goals and vesting criteria will be deemed achieved at one hundred percent (100%) of target levels, the Restriction Period shall immediately expire, and all other terms and conditions shall be deemed met; and with respect to all other Awards, any Restriction Period shall immediately expire, such Awards shall become one hundred percent (100%) vested, and all other terms and conditions will be deemed met. Notwithstanding the foregoing, upon the occurrence of a Change in Control, the Committee, in its sole discretion (which exercise of discretion shall be conclusive and binding upon each Participant without the need for any amendment to the Plan or to any Award Agreement), may take the following action with respect to any NSOs, ISOs, or SARs that are outstanding immediately prior to such Change in Control: cancel outstanding NSOs, ISOs, and/or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the unexercised portion of the NSO, ISO, or SAR as of the date of the Change in Control over the exercise price or grant price, as the case may be, of such portion, provided that any NSO, ISO, or SAR with an exercise price or grant price, as the case may be, that equals or exceeds the Fair Market Value of the Common Stock on the date of such Change in Control shall be cancelled with no payment due the Participant.

12.2 Definition of Change in Control. “Change in Control” shall mean (except as otherwise provided in an Award Agreement) the occurrence, at any time during the specified term of an Award granted under the Plan, of any of the following events:

(a) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act, whether or not the Company is subject to the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;

(b) the Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other legal person unless, following such transaction, more than fifty percent (50%) of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction;

(c) the Company sells all or substantially all of its business and/or assets to another corporation or other legal person unless, following such sale, more than fifty percent (50%) of the combined voting power of the outstanding securities of the acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors; or

(d) during any period of two (2) consecutive years or less, individuals who at the beginning of such period constituted the Board (and any new Directors, whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose appointment, election or nomination for election was so approved) cease for any reason to constitute a majority of the Board.

SECTION 13. SECURITIES LAW RESTRICTIONS.

The Committee may impose such restrictions on Awards and shares of Common Stock or any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the Code and federal securities laws, the requirements of any stock exchange or similar organization, and any blue sky, state, or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Committee shall not be obligated to issue, deliver, or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution, or action is in compliance with all applicable laws, rules, and regulations (including but not limited to the requirements of the Code and the securities acts). The Committee may cause a restrictive legend to be placed on any shares of Common Stock issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel. The term of an Award shall not be extended, and neither the Committee, nor the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the Award shall lapse because of such restrictions.

SECTION 14. PAYMENT OF TAXES.

In connection with any Award, and as a condition to the issuance or delivery of any shares of Common Stock or cash amount to the Participant in connection therewith, the Company may require the Participant to pay the Company an amount equal to the minimum amount of the tax the Company or any Subsidiary may be required to withhold to obtain a deduction for federal, state or local income tax purposes as a result of such Award or to comply with applicable law. The Committee in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

(a) in cash;

(b) by directing the Company to withhold the number of shares of Common Stock otherwise issuable in connection with the Award that have an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld; or

(c) by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Committee that have an aggregate Fair Market Value equal to the amount required to be withheld.

The Committee shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

Notwithstanding the foregoing, neither the Committee nor the Company makes any representation to any Participant or beneficiary of a Participant as to the tax consequences of any Awards made pursuant to the Plan, and the Committee and the Company shall have no liability or other obligation to indemnity or hold harmless any Participant or any beneficiary of a Participant for any tax, additional tax, interest or penalties that any Participant or any beneficiary of a Participant may incur as a result of the grant, vesting, or payment of an Award under the Plan.

SECTION 15. NONTRANSFERABILITY.

Awards granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than:

(a) by last will and testament or by the laws of descent and distribution;

(b) pursuant to the terms of a qualified domestic relations order to which the Participant is a party that meets the requirements of any relevant provisions of the Code; or

(c) as permitted by the Committee with respect to a NSO transferable by the Participant during his or her lifetime for no consideration to (i) the Participant’s spouse or lineal descendant, (ii) the trustee of a trust established for the primary benefit of the Participant’s spouse or lineal descendant, (iii) a partnership or other entity of which the Participant’s spouse and lineal descendants are the only partners or equity owners, or (iv) a tax-exempt organization as described in Code Section 501(c)(3).

In each case, the transfer shall be for no value, and the other terms and conditions applicable to the transferability of the Award shall be established by the Committee.

SECTION 16. TERMINATION OR AMENDMENT OF PLAN AND AWARD AGREEMENTS.

16.1 Termination or Amendment of Plan. Except as described in Section 16.3 below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding Award in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

16.2 Amendment of Award Agreements. The Committee shall have the authority to amend any Award Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Award Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule.

16.3 No Repricing of Stock Options or SARs. Notwithstanding the foregoing, any amendment to the Plan or any outstanding Stock Option Agreement or SAR Agreement that results in the repricing of Stock Options or SARs shall not be effective without prior approval of the stockholders of the Company, except with respect to adjustments in accordance with Section 5.2. For this purpose, repricing includes a reduction in the exercise price of a Stock Option or SAR or the cancellation of a Stock Option or SAR in exchange for cash, Stock Options or SARs with an exercise price less than the exercise price of the cancelled Stock Options or SARs, other Awards or any other consideration provided by the Company.

SECTION 17. NO CONTRACT OF EMPLOYMENT.

Neither the adoption of the Plan nor the grant of any Award under the Plan shall be deemed to obligate the Company or any Subsidiary to continue the employment or service of any Participant for any particular period.

SECTION 18. APPLICABLE LAW.

All questions pertaining to the validity, construction and administration of the Plan and all Awards granted under the Plan shall be determined in conformity with the laws of the State of Ohio, without regard to the conflict of law provisions of any state, and with the relevant provisions of the Code and regulations issued thereunder. Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Ohio or the United States District Court for the Northern District of Ohio and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant and beneficiary of a Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Ohio, the United States District Court for the Northern District of Ohio, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such State of Ohio court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant and beneficiary of a Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail, postage prepaid, to such party, in the case of a Participant (or the Participant’s beneficiary) at the Participant’s (or the Participant’s beneficiary’s) address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Ohio.

SECTION 19. TERM OF PLAN.

19.1 Term of Plan. Notwithstanding anything to the contrary contained herein, no Awards shall be granted on or after the ten (10) year anniversary of the Plan’s Effective Date; however, any Award theretofore granted may extend beyond such date.

SECTION 20. MISCELLANEOUS.

20.1 Unfunded Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant (or a Participant’s beneficiary) has a fixed and vested interest but which is not yet made to a Participant (or a Participant’s beneficiary) by the Company, nothing contained herein shall give any such Participant (or such Participant’s beneficiary) any right that is greater than those of a general unsecured creditor of the Company.

20.2 No Uniformity; No Future Rights. No Employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity or treatment of Employees, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award, and shall not constitute a promise of future grants. The Committee, in its sole discretion, maintains the right to make available future Awards hereunder.

20.3 No Trust. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company, the Board, the Committee and a Participant or any other person.

20.4 Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional shares of Common Stock, or whether such fractional shares of Common Stock or any rights thereto shall be canceled, terminated or otherwise eliminated.

20.5 Section 409A. Notwithstanding any contrary provision in the Plan or Award Agreement, for purposes of an Award that is subject to Section 409A, if a Participant’s termination of employment or service triggers the payment of “nonqualified deferred compensation” under such Award, then the Participant will not be deemed to have terminated employment or service until the Participant incurs a “separation from service” within the meaning of Section 409A.

20.6 Clawback, etc.. Notwithstanding any other provisions of the Plan or any Award Agreement, by entering into Award Agreements or otherwise participating in the Plan, each Participant acknowledges and agrees to the provisions of this Section 20.6, and acknowledges and agrees that the provisions of this Section 20.6 may be applied, without liability to any Participant (or any Participant’s beneficiary), by the Committee on a retroactive basis regardless of the Participant’s employment status with the Company or its Subsidiaries at the time of such clawback or other action by the Committee. Notwithstanding anything contained in the Plan to the contrary, the Committee, in order for the Company or any Subsidiary to comply with applicable law, government regulation, or formal or informal guidance (including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act) and any risk management requirements and/or policies adopted by the Company in response to any such law or government regulation or guidance, retains the right at all times to decrease or terminate all Awards and payments under the Plan, and any and all amounts payable under the Plan or paid under the Plan shall be subject to clawback, forfeiture, and reduction to the extent determined by the Committee as necessary to comply with applicable law and/or policies adopted by the Company.

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SIGNATURE DATE SIGNATURE DATE NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE. FIRST CITIZENS BANC CORP OF SANDUSKY, OHIO PROXY IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD APRIL 15, 2014: The Proxy Statement and the Annual Report to security holders is available at www.proxydocs.com/fcza. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND UNLESS OTHERWISE MARKED WILL BE VOTED “FOR” ALL PROPOSALS. KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder(s) of First Citizens Banc Corp (hereinafter called “Corporation”), of Sandusky Ohio, hereby constitute(s) Blythe A. Friedley, Dennis E. Murray, Jr. and J. William Springer, or each of them, proxies and attorneys of the undersigned, with full power of substitution and revocation, for and in the name of the undersigned, to attend the Annual Meeting of Shareholders of said Corporation to be held at the Cedar Point Center Facility, BGSU Firelands College, One University Drive, Huron, Ohio on April 15, 2014, at 10:00 A.M. E.D.T. and any adjournments thereof, and to vote all of the common shares of the Corporation which the undersigned is entitled to vote at the Annual Meeting or at any adjournment thereof, including the right to vote cumulatively at their discretion, as specified below: 1. The election of seven (7) Directors to serve one-year terms expiring in 2015: FOR WITHHELD FOR WITHHELD FOR WITHHELD 01 Thomas A. Depler 04 W. Patrick Murray 07 Daniel J. White 02 Allen R. Maurice 05 Allen R. Nickles 03 James O. Miller 06 David A. Voight 2. To approve the proposed fees for non-employee Directors for 2014. FOR AGAINST ABSTAIN 3. To approve a non-binding advisory resolution to approve the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement for the Annual Meeting. FOR AGAINST ABSTAIN 4. To approve the First Citizens Banc Corp. 2014 Incentive Plan. FOR AGAINST ABSTAIN 5. To ratify the appointment of S. R. Snodgrass, A.C. as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2014. FOR AGAINST ABSTAIN 6. Any other matters which may properly be brought before the Annual Meeting or any adjournment thereof. The Corporation’s Board of Directors is not aware of any other business to come before the Annual Meeting. The Board of Directors recommends that shareholders vote “FOR” the nominees listed above and the proposals described above. IF NO SPECIFIED VOTE IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF THOSE NOMINEES AND PROPOSALS AS RECOMMENDED BY THE BOARD OF DIRECTORS. If any other business is presented at said meeting, the proxy shall be voted in accordance with the best judgment of the proxies appointed hereby. All shares represented by properly executed proxies will be voted as directed. This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise by either written notice or notice in person at the meeting, or by a subsequently dated proxy. The aforesaid proxies are hereby authorized to vote at their discretion on any other matter that may properly come before the Annual Meeting. An executed proxy may be revoked at any time prior to its exercise by submitting another proxy with a later date, by appearing in person at the Annual Meeting and advising the Secretary of the shareholder’s intent to vote the share(s) or by sending a written, signed and dated revocation that clearly identifies the proxy being revoked to the principal executive offices of First Citizens Banc Corp at 100 East Water Street, Sandusky, Ohio 44870, Attention: James E. McGookey, Secretary. A revocation may be in any written form validly signed by the record holder so long as it clearly states that the proxy previously given is no longer effective. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Annual Meeting of the undersigned’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the common shares held of record by the undersigned. The undersigned acknowledges receipt from the Corporation prior to the execution of this proxy of a Notice of Annual Meeting, the Corporation’s Proxy Statement for the Annual Meeting and an Annual Report for the 2013 fiscal year. FIRST CITIZENS BANC CORP Sandusky, Ohio THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS NUMBER OF PERSONS ATTENDING VOTER CONTROL NUMBER: PROXY NUMBER: ACCOUNT NUMBER: SHARES: You may vote by: INTERNET proxy.ilstk.com TELEPHONE 800.555.8140 SCAN & E-MAIL info@ilstk.com FAX 630.480.0641 MAIL Return in the envelope provided. (Allow 10 days for mail delivery) May vote until 11:59 pm EST one day prior to meeting date. (DO NOT return card if voting by internet or telephone) Make individual selections or check one of the two boxes below With Management on all Proposals or Against Management on all Proposals If choosing one of these options, sign & date card below. Easy • Safe • Fast